                                                                    EXHIBIT 99.1

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                         UNITED STATES BANKRUPTCY COURT
                       NORTHERN DISTRICT OF WEST VIRGINIA

                                                                    FORM: MOR-FB

IN RE: WEIRTON STEEL CORPORATION                                      CHAPTER 11

                                                       CASE NUMBER 5:03-BK-01802
                                                       -------------------------

DEBTOR(s) IN POSSESSION
-----------------------


MONTHLY OPERATING REPORT
CALENDAR PERIOD JULY 1, 2003 TO JULY 31, 2003
                ------------    -------------

FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS:  Cash ___________   Accrual _____X____

2. PREPARER:
                  Robert C. Fletcher
                  Controller
                  Weirton Steel Corportation
                  400 Three Springs Drive
                  Weirton, WV  26062-4997

3. NUMBER OF EMPLOYEES paid during the period:  3,551
                                               -------
4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period?
         Yes_____   No ___X.__.  If yes, explain___________________________________.

5. Are all BUSINESS LICENSES current?  Yes_____X_____.   No_______  Not Applicable_______

6. PRE-PETITION ACCOUNTS RECEIVABLE:

                  Collected this Period  $  11,042,706.71
                                         ----------------
                  Ending Balance $  14,290,457.98
                                 ----------------

                  NOTE:
                  -----

                  The balances presented will not agree to the financial statements presented on Form MOR-BS due to the basis of presentation requested in this report.

7. POST-PETITION ACCOUNTS RECEIVABLE:

         0-30 Days: $ 19,104,940.04          31-60 Days: $  2,696,996.84          Over 60 Days: $    192,692.53 *  .
                    ---------------                      ---------------                        --------------------

         NOTE:
         -----

         The balances presented will not agree to the financial statements presented on Form MOR-BS due to the basis of presentation requested in this report. The Company does not consider aged accounts receivable balances to be inconsistent with its historical trend.

         If there are any post-petition Accounts Receivable over 60 days, provide schedule AR giving a listing of such accounts and explain the delinquencies.

                  * See FORM MOR AR-1for listing and explanation.

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

8. POST-PETITION ACCOUNTS PAYABLE:

         0-30 Days: $ 34,672,613.88         31-60 Days: $ 253,979.75 *           Over 60 Days: $ 4,062.33*.
                    ---------------                     ---------------                        ------------

                  * See FORM MOR-AP for listing and explanation

         If there are any post-petition Accounts payable over 30 days, provide schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES:  Are all post petition taxes being paid to the proper taxing authorities when due? Yes_____ No __X__.
           The only past due tax payments at July 31, 2003 were City of Weirton taxes. We negotiated and settled the City of Weirton taxes. We are awaiting bankruptcy court payment approval. See FORM MOR-BT-1 for additional details related to this matter.

10. ESCROW ACCOUNTS:  Are you utilizing your tax account for deposits and payment of payroll and sales taxes?
Yes______   No ___X.___ If no, explain:

         We make payments directly to the taxing authorities via ACH transfers from our operating bank account.

11. Are all BOOKS AND RECORDS of the debtor being maintained monthly and are all current

         Yes ____X.___  No____ Explain:______________

12. INSURANCE EXPIRATION STATEMENT - Policy expiration dates are:

         See EXHIBIT MOR FB-12-A.

13. ACTIONS OF THE DEBTOR.  During the last month did the Debtor:

         (A) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody
         of any asset of the estate? Yes_____     No ____X__.  Explain: ____________________

         (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going-concern value of the assets of the debtor? Yes X . No_______
         Explain:______________________________

14. TRANSFER OR SALE OF PROPERTY.  Did the Debtor or any person with control over any of Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set
forth herein.  Yes______    No ____X____.   Explain:__________________________

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

15. PAYMENTS TO SECURED CREDITORS during the Reporting Period:

------------------------- ----------------------- ---------------------- ----------------------- ----------------------
                          FREQUENCY OF PAYMENTS      AMOUNT OF EACH                                  POST-PETITION
        CREDITOR               PER CONTRACT         SCHEDULED PAYMENT       NEXT PAYMENT DUE       PAYMENTS NOT MADE
------------------------- ----------------------- ---------------------- ----------------------- ----------------------
     Fleet Capital             Daily sweep             $968,720.69               daily              No Payment Due
   Corporation - DIP
    Revolving Credit
        Facility
------------------------- ----------------------- ---------------------- ----------------------- ----------------------
     Fleet Capital
   Corporation - DIP
       Facility -
 Interest/fee/expenses            varies               $695,911.00            August 2003           No Payment Due
------------------------- ----------------------- ---------------------- ----------------------- ----------------------
 Manchester Securities
      Corporation                Monthly               $302,083.00            August 2003           No Payment Due
------------------------- ----------------------- ---------------------- ----------------------- ----------------------
JP Morgan Trust Company
  - 10% Senior Secured
         Notes                  Quarterly                  $0               October 1, 2003         No Payment Due
------------------------- ----------------------- ---------------------- ----------------------- ----------------------
JP Morgan Trust Company
  - 9% Secured Series
     2002 PC Bonds              Quarterly                  $0               October 1, 2003         No Payment Due
------------------------- ----------------------- ---------------------- ----------------------- ----------------------
MABCO Steam Company LLC         Quarterly             $1,242,566.00        September 30, 2003       No Payment Due
------------------------- ----------------------- ---------------------- ----------------------- ----------------------
Steel Workers Community
  Federal Credit Union          Quarterly                  $0              September 30, 2003       No Payment Due
------------------------- ----------------------- ---------------------- ----------------------- ----------------------



16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.), during the Reporting Period:

------------------------------- ---------------------------- ----------------------------- ----------------------------
                                                                                              DATE OF COURT ORDER
         PROFESSIONAL                     SERVICE                       AMOUNT                 AUTHORIZING PAYMENT
------------------------------- ---------------------------- ----------------------------- ----------------------------
        McGuire Woods                 Legal Services                  $88,141.00                  July 18, 2003
------------------------------- ---------------------------- ----------------------------- ----------------------------
 Procurement Specialty Group,
             Inc.                 Procurement consultants             $23,271.30                  July 18, 2003
------------------------------- ---------------------------- ----------------------------- ----------------------------
------------------------------- ---------------------------- ----------------------------- ----------------------------


17. QUARTERLY U.S. TRUSTEE FEES paid during the Reporting Period:  $    0     .
                                                                   ------------

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

18. VERIFICATION:

         I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

         Dated: August 15, 2003                      Debtor-In-Possession

         Robert C. Fletcher                          By: /s/ Robert C. Fletcher
         Controller
         Weirton Steel Corportation
         400 Three Springs Drive
         Weirton, WV  26062-4997                     Phone: (304) 797-2762
                                                           ---------------


-------------------------------
Debtor's Attorney
Mark E. Freedlander
625 Liberty Avenue
Pittsburgh, PA  15222-3142

Phone    (412) 667-6000
Fax      (412) 667-6050
-------------------------------

--------------------------------------
U.S. Trustee Attorney
Debra A. Wertman
Suite 2025 United States Courthouse
300 Virginia St. East
Charleston, WV  25301

Phone    (304) 347-3400
Fax      (304) 347-3402
--------------------------------------

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03


UNITED STATES BANKRUPTCY COURT                                     FORM: MOR-BS

WEIRTON STEEL CORPORATION UNAUDITED CONSOLIDATED BALANCE SHEET
(Dollars in thousands, except per share data)

                                                                     JULY 31,
                                                                       2003
                                                                -----------------
ASSETS:
Current assets:
   Cash and equivalents, including restricted cash of $359                  $373
   Receivables, less allowances of $7,267                                105,812
   Inventories, net                                                      163,155
   Other current assets                                                    6,804
                                                                -----------------
          Total current assets                                           276,144
Property, plant and equipment, net                                       342,400
Other assets and deferred charges                                          7,844
                                                                -----------------
TOTAL ASSETS                                                            $626,388
                                                                =================

LIABILITIES:
Current liabilities:
   Debtor-in-possession facility                                        $115,219
   Current portion of notes and bonds payable                              1,821
   Payables                                                               34,931
   Accrued employee costs and benefits                                    17,815
   Accrued taxes other than income taxes                                   2,912
   Other current liabilities                                               3,995
                                                                -----------------
          Total current liabilities                                      176,693
Notes and bonds payable                                                   53,984
Other long term liabilities                                                4,222

LIABILITIES SUBJECT TO COMPROMISE                                      1,205,518

REDEEMABLE STOCK                                                          67,870

STOCKHOLDERS' EQUITY (DEFICIT):
Common stock, $0.01 par value; 50,000,000 shares
   authorized; 44,048,492 shares issued                                      441
Additional paid-in capital                                               458,034
Accumulated deficit                                                  (1,167,850)
Less: Common treasury stock, at cost, 1,971,180 shares                  (10,524)
Accumulated other comprehensive loss                                   (162,000)
                                                                -----------------
   TOTAL STOCKHOLDERS' DEFICIT                                         (881,899)
                                                                -----------------
TOTAL LIABILITIES, REDEEMABLE STOCK
AND STOCKHOLDERS' DEFICIT                                               $626,388
                                                                =================

See accompanying notes to the July 31, 2003 financial statements.

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03


UNITED STATES BANKRUPTCY COURT                                    FORM: MOR BAI


WEIRTON STEEL CORPORATION
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands)
                                                                         FOR THE MONTH ENDED
                                                                              JULY 31,
                                                                                2003
                                                                         --------------------
NET SALES                                                                            $91,048

OPERATING COSTS:
   Cost of sales                                                                      96,120
   Selling, general and administrative expenses                                        1,441
   Depreciation                                                                        5,297
                                                                         --------------------
          Total operating costs                                                      102,858
                                                                         --------------------

 LOSS FROM OPERATIONS                                                               (11,810)

   Reorganization items                                                              (1,732)

   Income from unconsolidated subsidiaries                                               185
   Interest expense                                                                  (1,473)
                                                                         --------------------

LOSS BEFORE INCOME TAXES AND EXTRAORDINARY ITEM                                     (14,830)

   Income tax (benefit) expense                                                           -
                                                                         --------------------

LOSS BEFORE EXTRAORDINARY ITEM                                                      (14,830)

   Extraordinary gain on early extinguishment of debt                                     -
                                                                         --------------------



NET LOSS                                                                            (14,830)
                                                                         ====================

See accompanying notes to the July 31, 2003 financial statements.

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

UNITED STATES BANKRUPTCY COURT                                     FORM: MOR-CR1
                                                                   FORM: MOR-CR2

WEIRTON STEEL CORPORATION
UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS
(Dollars in thousands)

                                                                       FOR THE MONTH
                                                                           ENDED
                                                                       JULY 31, 2003
                                                                       -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                                 (14,830)
     Adjustments to reconcile net loss to net cash used
         by operating activities:
    Depreciation                                                                 5,297
    Income from unconsolidated subsidiaries                                      (185)
    Amortization of financing costs                                                228
    Gain on early extinguishment of debt                                             -
    Cash provided(used) by working capital items:
          Receivables                                                            1,664
          Inventories                                                              290
          Other current assets                                                 (2,869)
          Payables                                                               5,776
          Accrued employee costs and benefits                                  (7,214)
          Other current liabilities                                              (578)
Accrued pension obligation                                                       2,118
Other postretirement benefits                                                    (500)
Other                                                                              327
                                                                      -----------------
NET CASH USED BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS             (10,476)
Reorganization items                                                             1,500
                                                                      -----------------
NET CASH USED BY OPERATING ACTIVITIES                                          (8,976)

CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital spending                                                              (246)
                                                                      -----------------
NET CASH PROVIDED BY INVESTING ACTIVITIES                                        (246)
                                                                      -----------------

CASH FLOW FROM FINANCING ACTIVITIES:
    Net borrowings on debtor-in-possession credit facility                       9,614
    Net borrowings (payments) on senior credit facility                              -
    Repayment of debt obligations                                                (392)
    Reissuance of treasury stock                                                     -
    Proceeds from debtor-in-possession term loan                                     -
    Deferred financing costs                                                         -
                                                                      -----------------
NET CASH USED BY FINANCING ACTIVITIES                                            9,222
                                                                      -----------------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                              -
CASH AND EQUIVALENTS AT BEGINNING OF PERIOD                                        373
                                                                      -----------------
CASH AND EQUIVALENTS AT END OF PERIOD                                              373
                                                                      =================

See accompanying notes to the July 31, 2003 financial statements.

See Cash Reconciliations EXHIBIT MOR CR-1-A
                                 ----------

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                 NOTES TO THE JULY 31, 2003 FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 1

BASIS OF PRESENTATION

         On May 19, 2003, Weirton Steel Corporation (the "Company" or "Debtor") filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of West Virginia (the "Court"). Weirton continues to manage its business as a debtor-in-possession. As a debtor-in-possession, management is authorized to operate the business, but may not engage in transactions outside the ordinary course of business without Court approval. Subsequent to the filing of the Chapter 11 petition, Weirton obtained several Court orders that authorized the Company to pay certain pre-petition liabilities (such as employee wages and benefits and certain of senior secured indebtedness) and take certain actions to preserve the going concern value of the business, thereby enhancing the prospects of reorganization.

         The consolidated financial statements presented herein are unaudited. The consolidated financial statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and payment of liabilities. Under bankruptcy law, actions by creditors to collect pre-petition indebtedness owed by the Company are stayed and other pre-petition contractual obligations may not be enforced against the Company. As a result of the chapter 11 filing, there is no assurance that the carrying amounts of assets will be realized or that liabilities will be settled for amounts recorded. After negotiations with various parties in interest, the Company expects to present a chapter 11 plan to restructure their obligations. A chapter 11 plan will likely change the amounts reported in the financial statements and cause a material change in the carrying amount of assets and liabilities. These financial statements have been prepared in accordance with the AICPA's Statement of Position 90-7 Financial Reporting by Entities in Reorganization Under the Bankruptcy Code (SOP 90-7). SOP 90-7 requires segregating liabilities incurred prior to May 19, 2003 (pre-petition) that are subject to compromise and identifying all transactions and events that are directly associated with the reorganization of the Company. Also, in accordance with SOP 90-7, pre-petition interest is no longer being accrued on any unsecured or undersecured debt.

    Due to material uncertainties, it is not possible to predict the length of time the Weirton will operate under chapter 11 protection, the outcome of the proceedings in general, the effect of the proceedings on the Company's business or the recovery by creditors of the Company and equity holders of Weirton.



NOTE 2

FINANCING ARRANGEMENTS

         The Company has obtained a debtor-in-possession financing facility (the "DIP Facility") structured to provide us with up to $225.0 million of financing during the course of our bankruptcy case. The DIP Facility consists of a term loan of $25.0 million and a revolving loan facility of up to $200.0 million whose borrowing base is determined by our levels of accounts receivable and inventory in a manner substantially similar to the Senior Credit Facility. The DIP Facility also includes a letter of credit subfacility of up $5.0 million

         The DIP Facility revolving loan lenders consist of Fleet Capital Corporation, Foothill Capital Corporation, The CIT Group/Business Credit, Inc., GMAC Commercial Finance LLC and Transamerica Business Capital Corporation, all of whom were lenders to Weirton under the Senior Credit Facility, and the DIP Facility term loan lender is Manchester Securities Corporation. Fleet Capital Corporation acts as Agent for the DIP Facility lenders. The DIP Facility is collateralized by a senior lien on our inventories, accounts receivable, property, plant and equipment and substantially all our other tangible and intangible assets. Priority in the plant, property and equipment collateral goes first to the term loan lender and in all other collateral to the revolving loan lenders.

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                 NOTES TO THE JULY 31, 2003 FINANCIAL STATEMENTS
                                   (UNAUDITED)


         In the absence of default, we are required to pay interest on outstanding amounts under the revolving portion of the DIP Facility at our option of either (1) the prime rate announced from time to time by Fleet Bank, plus 2.25 % or (2) LIBOR, plus 3.75%. The non-default interest rate applicable to the term portion is 14.5% per annum. Default rates of interest on revolving loans and the term loan under the DIP Facility are increased by 2.0% and 3.0% per annum, respectively, over the non-default rates.


NOTE 3

LIABILITIES SUBJECT TO COMPROMISE

         Except for secured debt and capital lease obligations, all recorded pre-petition liabilities of the Company have been classified as liabilities subject to compromise. The Court has authorized payments of wages and certain employee benefits and certain other pre-petition obligations. Net changes in pension and other postemployment benefits since May 19, 2003 are included in liabilities subject to compromise. Liabilities subject to compromise (in millions) at July 31, 2003 were as follows:

Other postemployment benefits             $          353.3
Pension                                              442.0
Unsecured debt                                       255.4
Accounts payable                                      82.7
Accrued employment costs                              19.4
Other accrued liabilities                             42.9
Accrued taxes and interest                             9.8
                                          -----------------
Total                                      $       1,205.5
                                          =================


NOTE 4

REORGANIZATION COSTS

          Net costs resulting from reorganization of the businesses have been reported in the statement of earnings separately as reorganization items. For the period from July 1, 2003 to July 31, 2003, the following have been incurred (in millions):

---------------------- ----------------------------------
                         July 1, 2003 to July 31, 2003
---------------------- ----------------------------------
Professional Fees                $ 1.7 million
---------------------- ----------------------------------

---------------------- ----------------------------------

---------------------- ----------------------------------


NOTE 5

REPORTING PERIOD

         The reporting period presented is for the month ended July 31, 2003.

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03





UNITED STATES BANKRUPTCY COURT                                     FORM: MOR-DB

CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month Ending  JULY 31, 2003
                       -------------


Total Disbursements from Operating Account                    $  91,888,373.43
                                                              ----------------

Total Disbursements from Payroll Account                      $  13,126,794.45
                                                              ----------------

Total Disbursements from Tax Escrow Account                   $      0       .
                                                              ----------------

Total Disbursements from any other Account                    $  1,577,601.30
                                                              ----------------

Grand Total Disbursements                                     $ 106,592,769.18
                                                              ================


Note 1--Amount includes wire transfer and ACH payments to vendors, checks written and wire transfers/ACHs to government taxing authorities which are done directly rather than through an escrow account.

Note 2--Amount includes transfers to payroll and related accounts (including 401(k) from the general operating account. Payroll accounts are funded only to the extent of disbursements therefrom. Note that pension payments to beneficiaries pass through the Debtor. The Pension Plan trustee forwards the monthly pension payroll amount to the Debtor and the Debtor then funds the pension payroll account. The Debtor has excluded the pension payroll distributions.

Note 3--The Debtor pays payroll taxes directly and does not utilize an escrow account.

Note 4--The Debtor maintains a petty cash account at the Steelworks Community Federal Credit Union. There were no distributions from the account during the month ended July 31, 2003. Certain items are paid directly from the Debtor's DIP Revolving Line of Credit including monthly interest and fees on the revolving line and the term loan. The amount represents payments to vendors and creditors directly from the DIP revolving line of credit.

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

UNITED STATES BANKRUPTCY COURT                                      FORM: MOR-CD

DETAIL OFCASH/CHECK DISBURSEMENTS

Bank Name: Fleet Bank
          ------------
Account Numbers: 942-912-1850 & 942-912-1746
                 ---------------------------
Description of Account: General Operating and Lockbox Accounts

         SEE EXHIBIT MOR CD-1

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

UNITED STATES BANKRUPTCY COURT                                      FORM: MOR-CR

DETAIL OFCASH/CHECK RECEIPTS

Bank Name Fleet Bank
Account Numbers: 942-912-1850 & 942-912-1746
                 ---------------------------
Description of Accounts: General Operating and Lockbox

         TOTAL CASH RECEIPTS FOR THE PERIOD:  $ 93,797,614.40

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

UNITED STATES BANKRUPTCY COURT                                      FORM: MOR-AR

SCHEDULE OF AGED ACCOUNTS RECEIVABLE

AS OF   JULY 31, 2003

------------------------- ----------------------- ---------------------- -----------------------
                                                                           PAST DUE (OVER 60
                                  TOTAL           PAST DUE (31-60 DAYS)          DAYS)
------------------------- ----------------------- ---------------------- -----------------------
     ALL CUSTOMERS           $105,812,468.40          $5,159,934.21          $11,649,779.04
------------------------- ----------------------- ---------------------- -----------------------

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

UNITED STATES BANKRUPTCY COURT                                    FORM: MOR-AR-1

SCHEDULE OF POST-PETITION ACCOUNTS RECEIVABLE OVER 60 DAYS PAST DUE

AS OF   JULY 31, 2003

----------------------------------------- --------------- ---------------------------------------
CUSTOMER                                      AMOUNT      EXPLANATION
----------------------------------------- --------------- ---------------------------------------
Allegheny Steel Distributors, Inc.             $  380.48  Unearned discount - currently
                                                          reviewing timing of Customer's
                                                          payment to determine if discount
                                                          should be billed back to the customer
----------------------------------------- --------------- ---------------------------------------
Ball Corp.                                     45,045.52  Chargeback - reviewing with customer
----------------------------------------- --------------- ---------------------------------------
Berlin Metals LLC                              23,921.43  Chargeback - reviewing with customer
----------------------------------------- --------------- ---------------------------------------
Cargill Steel & Wire                               52.27  Chargeback - reviewing with customer
----------------------------------------- --------------- ---------------------------------------
Cooper B-Line Inc                             (4,193.13)  Valid Credit due to customer
----------------------------------------- --------------- ---------------------------------------
                                                          Collection in progress - Wiretec
DNI International - Tech.                      20,000.00  Tech. Agreement
----------------------------------------- --------------- ---------------------------------------
Edgcomb Metals Co.                                342.26  Chargeback - reviewing with customer
----------------------------------------- --------------- ---------------------------------------
                                                          Unearned discount - currently
                                                          reviewing timing of Customer's
                                                          payment to determine if discount
G&S Metal Products, Inc.                        4,485.55  should be billed back to the customer
----------------------------------------- --------------- ---------------------------------------
Impress USA Inc.                              (4,257.04)  Valid Credit due to customer
----------------------------------------- --------------- ---------------------------------------
                                                          Pricing Chargeback - reviewing with
J&F Steel Corp                                  1,097.71  customer
----------------------------------------- --------------- ---------------------------------------
                                                          Pricing Chargeback - reviewing with
Jackson Tube Service Inc.                         408.03  customer
----------------------------------------- --------------- ---------------------------------------
Johnston Steel Service Inc.                       726.60  Chargeback - reviewing with customer
----------------------------------------- --------------- ---------------------------------------
                                                          Uncollected Invoice - reviewing with
Metals USA - Chattanooga                       12,431.68  customer
----------------------------------------- --------------- ---------------------------------------
                                                          Disputed Invoices - reviewing with
Metals USA - Granite                            9,506.49  customer
----------------------------------------- --------------- ---------------------------------------
                                                          Uncollected Invoice - reviewing with
Metals USA - Springfield                        8,409.48  customer
----------------------------------------- --------------- ---------------------------------------
                                                          Uncollected Invoice - reviewing with
Metals USA - Wooster                           17,095.25  customer
----------------------------------------- --------------- ---------------------------------------
                                                          Unearned discount - currently
                                                          reviewing timing of Customer's
                                                          payment to determine if discount
Miami Valley Steel Service Inc.                 1,138.95  should be billed back to the customer
----------------------------------------- --------------- ---------------------------------------
                                                          Frt. Claims Chargeback - reviewing
Midwest Steel & Alloy Corp.                     1,172.82  with customer
----------------------------------------- --------------- ---------------------------------------
Nittetsu Shoji America Inc.                       158.27  Chargeback - reviewing with customer
----------------------------------------- --------------- ---------------------------------------
Precision Steel Warehouse                       4,290.76  Chargeback - reviewing with customer
----------------------------------------- --------------- ---------------------------------------

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

UNITED STATES BANKRUPTCY COURT                                   FORM: MOR-AR-1

SCHEDULE OF POST-PETITION ACCOUNTS RECEIVABLE OVER 60 DAYS PAST DUE

AS OF   JULY 31, 2003
      -----------------

----------------------------------------- --------------- ---------------------------------------
Select-Arc Inc                                    111.00  Unearned discount - currently
                                                          reviewing timing of Customer's
                                                          payment to determine if discount
                                                          should be billed back to the customer
----------------------------------------- --------------- ---------------------------------------
Stainless Sales Inc                                72.67  Unearned discount - currently
                                                          reviewing timing of Customer's
                                                          payment to determine if discount
                                                          should be billed back to the customer
----------------------------------------- --------------- ---------------------------------------
Steel Technologies Inc                        (9,764.81)  Valid Credit due to customer
----------------------------------------- --------------- ---------------------------------------
The Techs - Nextech                             1,048.75  Pricing Chargeback - reviewing with
                                                          customer
----------------------------------------- --------------- ---------------------------------------
Toyota Tsusho America Inc                      48,393.79  Unapplied cash - timing
----------------------------------------- --------------- ---------------------------------------
United States Gypsum Company                  (8,314.78)  Valid Credit due to customer
----------------------------------------- --------------- ---------------------------------------
WeBco International                            21,773.73  Chargeback - reviewing with customer
----------------------------------------- --------------- ---------------------------------------
World Kitchen Inc                             (1,991.20)  Valid Credit due to customer
----------------------------------------- --------------- ---------------------------------------
                                    TOTAL  $ 192,692.53
                                          ===============

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

UNITED STATES BANKRUPTCY COURT                                      FORM: MOR-AP

SCHEDULE OF AGED ACCOUNTS PAYABLE

AS OF   JULY 31, 2003
       ---------------

         TOTAL ACCOUNTS PAYABLE: $ 34,930,655.96 .
                                 ----------------

POST PETITION ACCOUNTS PAYABLE OVER 30 DAYS PAST DUE:
----------------------------------------------------------------------------

                                                                31-60          OVER 60
VENDOR                                                         PAST DUE        PAST DUE
-------------------------------------------------------------------------------------------
BSI COMMODITIES INCORPORATED                                     $54,943.52          $0.00 (A)
BUREAU OF NATIONAL AFFAIRS INC                                    $5,050.00          $0.00 (B)
INTRANSIT                                                         $1,710.00          $0.00 (B)
KOPPERS INDUSTRIES INCORPORATED                                 $173,037.82          $0.00 (A)
LAFARGE CORPORATION                                                   $0.00         $50.99 (C)
MBC LEASING CORPORATION                                          $12,430.68          $0.00 (B)
PCS HEALTH SYSTEMS INC                                            $2,064.99          $0.00 (A)
RECO EQUIPMENT INCORPORATED                                       $4,011.34      $4,011.34 (B)
SHERWIN WILLIAMS                                                    $498.00          $0.00 (D)
XEROX CORPORATION                                                   $233.40          $0.00 (B)
                                                           --------------------------------
                                                                $253,979.75      $4,062.33
                                                           ================================

(A)  PAID IN JULY '03 - UNAPPLIED PAYMENT AS OF 7/31 - APPLIED IN AUGUST '03.
(B)  PAID IN AUGUST '03.
(C)  RECLASSIFIED TO LIABILITIES SUBJECT-TO-COMPROMISE IN AUGUST '03.
(D)  OPEN INVOICE WAITING FOR VALID RECEIVER.

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

UNITED STATES BANKRUPTCY COURT                                      FORM: MOR-BT

BANK STATEMENTS AND TAX INFORMATION

1. Photocopies of bank statements for every account held by the debtor at any institution for the reporting period.

         SEE EXHIBIT MOR BT - A1.

2. Proof of payment of all post petition taxes, which were due during the reporting period

          NOTE:Per bankruptcy court approval, details will be provided upon request.

         a) Federal Withholding Taxes                            PAID
                                                                 -----

         b) State Withholding Taxes                              PAID
                                                                 ----

         c) Sales Taxes                                          PAID
                                                                 ----

         d) Federal Unemployment Taxes                              NONE   .
                                                                 -----------

         e) State Unemployment Taxes                                NONE   .
                                                                 -----------

         f) Business and Occupation Taxes                            N/A   .
                                                                 -----------

         g) Excise Taxes                                         PAID
                                                                 ----

         h) Any and all other taxes due during the period        PAID
                                                                 ----


3.   Taxes, which were due but were not paid during the period:

         see FORM MOR-BT-1 for an explanation.

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

UNITED STATES BANKRUPTCY COURT                                   FORM: MOR-BT-1

MONTHLY REPORT SCHEDULE OF UNPAID TAXES



PART 1: TRUST FUND TAXES:

                  ALL TAXES PAID

PART 2: NON TRUST FUND TAXES:
------------------------- ----------------------- ---------------------- ----------------------- ----------------------
      TYPE OF TAX                 PERIOD                DUE DATE               AMOUNT DUE             EXPLANATION
      -----------                 ------                --------                                      -----------
------------------------- ----------------------- ---------------------- ----------------------- ----------------------
PILOT (PMT. IN LIEU OF          MAY & JUNE          5/30/03 & 6/30/03           $403,978         SETTLED - AWAITING
TAX)                                                                                             COURT APPROVAL OF
                                                                                                 PAYMENT
------------------------- ----------------------- ---------------------- ----------------------- ----------------------
MUNICIPAL SERVICE FEE           MAY & JUNE          5/30/03 & 6/30/03           $137,342         SETTLED - AWAITING
                                                                                                 COURT APPROVAL OF
                                                                                                 PAYMENT
------------------------- ----------------------- ---------------------- ----------------------- ----------------------
         TOTAL                                                                  $541,320
------------------------- ----------------------- ---------------------- ----------------------- ----------------------


TOTALS:
-------------------------------------- ------------
                                            $
-------------------------------------- ------------
TOTAL TRUST FUND TAXES                           0
-------------------------------------- ------------
TOTAL NON TRUST FUND TAXES                 541,320
-------------------------------------- ------------
GRAND TOTAL UNPAID TAXES                   541,320
-------------------------------------- ------------

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03


                              EXHIBIT: MOR FB-12-A
                              --------------------

Insurance Expiration Statement:                                      PAGE 1 OF 3
-------------------------------

WEIRTON STEEL
POLICY SUMMARY:

        POLICY TERM                 POLICY TYPE               POLICY NUMBER                   CARRIER/ADDRESS
        -----------                 -----------               -------------                   ---------------
   7/16/1995 - 7/16/2005       Directors & Officers              4455673               National Union Fire Insurance
                                                                                         Company of Pittsburgh, PA
                                                                                              70 Pine Street
                                                                                            New York, NY 10270

    4/1/2001 - 4/1/2004           Travel Accident                64042948                Federal Insurance Company
                                                                                           15 Mountain View Road
                                                                                             Warren, NJ 07059

    7/5/2001 - 7/5/2004           Pollution Legal               PLS2672555           American International Specialty
                                     Liability                                            Lines Insurance Company
                                                                                       175 Water Street, 12th Floor
                                                                                            New York, NY 10038

   7/16/2001 - 7/16/2004          Kidnap & Ransom                6475533               National Union Fire Insurance
                                                                                         Company of Pittsburgh, PA
                                                                                              70 Pine Street
                                                                                            New York, NY 10270

   9/16/2002 - 9/16/2003         Employed Lawyers               8168-5194                Executive Risk Indemnity
                                                                                        32 Loockermann Square #L100
                                                                                              Dover, DE 19901

   12/1/2002 - 12/1/2003      Charterer's Legal Liab.           312FB0498             St. Paul Fire & Marine Ins. Co.
                                                                                           385 Washington Street
                                                                                            St. Paul, MN 55102

   12/1/2002 - 12/1/2003            Ocean Cargo                 312JM1319             St. Paul Fire & Marine Ins. Co.
                                                                                           385 Washington Street
                                                                                            St. Paul, MN 55102

    3/1/2003 - 3/1/2004          General Liability           TBCZ91425748042            Employers Insurance Company
                                                                                                 of Wausau
                                                                                               P O Box 8017
                                                                                             Wausau, WI 54402

    3/1/2003 - 3/1/2004        Workers Compensation          WCCZ91425748013            Employers Insurance Company
                                 All Other States                                                of Wausau
                                                                                               P O Box 8017
                                                                                             Wausau, WI 54402

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                              EXHIBIT: MOR FB-12-A
                              --------------------

Insurance Expiration Statement:                                     PAGE 2 OF 3
-------------------------------

    3/1/2003 - 3/1/2004           Excess Workers               W128585443B             Continental Casualty Company
                                   Compensation                                                  CNA Plaza
                                                                                             Chicago, IL 60685

    3/1/2003 - 3/1/2004           Commercial Auto            ASCZ91425748023            Employers Insurance Company
                                 All Other States                                                of Wausau
                                                                                               P O Box 8017
                                                                                             Wausau, WI 54402

    3/1/2003 - 3/1/2004         Commercial Auto-TX           ASCZ91425748033            Employers Insurance Company
                                                                                                 of Wausau
                                                                                               P O Box 8017
                                                                                             Wausau, WI 54402

    3/1/2003 - 3/1/2004         Non-Owned Aircraft             PXLN3800767            XL Specialty Insurance Company
                                                                                        20 North Martingale Rd #200
                                                                                           Schaumburg, IL 60173

    3/1/2003 - 3/1/2004          Primary Umbrella               CUA7065320             Weschester Fire Insurance Co.
                                                                                        500 Colonial Center Parkway
                                                                                            Rosewell, GA 30076

    3/1/2003 - 3/1/2004           Excess Umbrella                79767381                Federal Insurance Company
                                                                                           15 Mountain View Road
                                                                                             Warren, NJ 07059

    3/1/2003 - 3/1/2004           Primary Marine                312FB0536                 St. Paul Fire & Marine
                                                                                           500 W. Madison #2600
                                                                                             Chicago, IL 60661

    3/1/2003 - 3/1/2004            Excess Marine             MMMW16205ML40103           Mutual Marine Office of the
                                                                                               Midwest, Inc.
                                                                                        300 S. Wacker Drive, #1300
                                                                                             Chicago, IL 60606

   3/20/2003 - 3/20/2004         Exporters Package              GB06300362            St. Paul Fire & Marine Ins. Co.
                                                                                           385 Washington Street
                                                                                            St. Paul, MN 55102

   4/16/2003 - 4/16/2004       Employment Practices         31263-10-UMB-2003                 Max Re Managers
                                     Liability                                                2 Front Street
                                                                                          Hamilton HM KX Bermuda

    5/1/2003 - 5/1/2004         Commercial Property               PO3268              Allied World Assurance Company
                                                                                       The Bermuda Comm. Bank Bldg.
                                                                                             43 Victory Street
                                                                                              Hamilton HM 12
                                                                                                  Bermuda

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                              EXHIBIT: MOR FB-12-A
                              --------------------

Insurance Expiration Statement:                                      PAGE 3 OF 3
-------------------------------

    5/1/2003 - 5/1/2004         Commercial Property          MQCZ91508816063              Liberty Mutual Ins. Co.
                                                                                             9 Riverside Road
                                                                                             Weston, MA 02493

    5/1/2003 - 5/1/2005         Commercial Property              PCA10627              Clarendon American Insurance
                                                                                             9237 Ward Parkway
                                                                                                   #310
                                                                                           Kansas City, MO 64114

    5/1/2003 - 5/1/2004         Commercial Property             GX0001609               Hartford Fire Insurance Co
                                                                                             55 Farmington Ave
                                                                                                   #303
                                                                                            Hartford, CT 06105

    5/1/2003 - 5/1/2004         Commercial Property             UH62640-49                     Lloyds London
                                                                                        U/W at Sponsoring Syndicate
                                                                                               One Line St.
                                                                                             London, EC3M 7HA

    5/1/2003 - 3/1/2004         Boiler & Machinery             BM1098724172                Continental Casualty
                                                                                                 CNA Plaza
                                                                                             Chicago, IL 60685

    7/9/2003 - 7/9/2004         Railroad Liability             SCC219834905             Steadfast Insurance Company
                                                                                            1400 American Lane
                                                                                           Schaumburg, IL 60196

   7/16/2003 - 7/16/2004               Crime                     2998615               National Union Fire Ins. Co.
                                                                                           500 W. Madison Street
                                                                                             Chicago, IL 60661

   8/10/2003 - 8/10/2004    Medical Professional Liab.         42FLP1909200                   Arch Ins. Group
                                                                                       One Liberty Plaza - 53rd Fl.
                                                                                            New York, NY 10006

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03


                               EXHIBIT: MOR CR-1-A
                               -------------------

Cash Reconciliations:                                               PAGE 1 OF 2
---------------------

BANK RECONCILIATION
WEIRTON STEEL CORPORATION
JULY 31, 2003

BANK ACCOUNTS                                     ACCOUNT #
-------------                                     ---------
Fleet Bank
----------
Lockbox                                          942-912-1746       $2,080,655.53 *
Master Operating                                 942-912-1850             ($0.80)
Stand Alone - Norfolk Southern                   942-922-6054       $1,689,230.59
Salaried Payroll                                 942-912-2175            4,331.12
Pension Payroll                                  942-912-2271              377.13

Less O/S ACH                                                      ($1,689,230.59)
Less O/S Payroll                                                      ($4,708.25)
Steel Works Credit Union
------------------------
Miscellaneous cash                                  106775             $13,836.49
                                                                 -----------------

Bal per Bank Statements                                                                $2,094,491.22
Bal per General Ledger                                                               $(2,093,566.82)
                                                                                  -------------------

Diff. between Bank and GL                                                                    $924.40
                                                                                  ===================

* Represents the last day of July collections not yet transferred to the operating account.

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                               EXHIBIT: MOR CR-1-A
                               -------------------

Cash Reconciliations:                                                PAGE 2 OF 2
---------------------

WEIRTON STEEL CORPORATION
CASH RECONCILIATIONS - OTHER
BANK ACCOUNTS
-------------
JULY 31, 2003
-------------

                                                                                                            ----------
                                                      Balance Per   Deposits    Outstanding                 Balance
                                                                                                               Per
Bank                              Account #              Bank       In Transit      Checks         Misc.        G/L
----                              ---------              ----       ----------      ------         -----        ---
JP Morgan                         10202493.2                     -           -              -             -         -
JP Morgan                         10202494.1                     -           -              -             -         -
JP Morgan                         10202493.1                     -           -              -             -         -
JP Morgan                         202202.2                       -           -              -             -         -
JP Morgan                         202202.3                  450.49           -              -      (450.49)         -
Deutsche Bank                     RU-34215                  594.67           -              -      (594.67)         -
                                  4000034215
Deutsche Bank                     RU-34216                1,209.44           -              -    (1,209.44)         -
                                  4000034216
Fleet Bank - Hourly Payroll       942-912-2079                   -           -              -             -         -
                                                                                                            ----------

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03


                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 1 OF 46
-----------------------------------


WEIRTON STEEL CORPORATION
SUMMARY OF DISBURSEMENTS

                                                              JULY '03
                                                              --------
CHECK DISBURSEMENTS                                           $22,094,189.48
WIRES and ACHs                                                 71,371,785.25
                                                         --------------------
TOTAL                                                         $93,465,974.73


PAYROLL RELATED DISBUSREMENTS                                 $13,126,794.45
                                                         --------------------

GRAND TOTAL DISBURSEMENTS                                    $106,592,769.18
                                                         ====================


DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                 PAGE 2 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32000891         7/1/03                                      BLUES TREE SERVICE             $750.00
        32000892         7/1/03                                         ALLEGHENY POWER             $326.34
        32000893         7/1/03                                       SOUTHWESTERN BELL             $227.66
        32000894         7/1/03                             BUSINESS RECORDS MANAGEMENT             $802.82
        32000895         7/1/03                                           IRON MOUNTAIN              $49.02
        32000896         7/1/03                                     RMD INSTRUMENTS LLC           $2,255.00
        32000897         7/1/03                                                  ALLTEL           $5,380.91
        32000898         7/1/03                          BIOS INTERNATIONAL CORPORATION              $50.00
        32000899         7/1/03                                         BARTOLI DAVID E              $47.35
        32000900         7/1/03                             AMO INDUSTRIES INCORPORATED          $15,787.83
        32000901         7/1/03                                               BOC GASES           $1,250.00
        32000902         7/1/03                                       ASKO INCORPORATED             $721.00
        32000903         7/1/03                              BECKWITH MACHINERY COMPANY             $207.71
        32000904         7/1/03                        ADMIRAL EMPLOYEE MANAGEMENT SVCS          $11,776.01
        32000905         7/1/03                              WEST VIRGINIA DIV OF LABOR             $300.00
        32000906         7/1/03                         ALLEGHENY PIPE & SUPPLY COMPANY          $14,787.58
        32000907         7/1/03                                    BOLTECH INCORPORATED           $3,675.00
        32000908         7/1/03                            BARCLAY MACHINE INCORPORATED           $9,900.00
        32000909         7/1/03                     ALABAMA COPPER & BRONZE COMPANY INC           $8,760.00
        32000910         7/1/03                                     ALIMED INCORPORATED             $119.95
        32000911         7/1/03                             AIR SCIENCE CONSULTANTS INC              $73.50
        32000912         7/1/03                                         ROLAND VAN RIJN           $3,436.48
        32000913         7/1/03                      AMERICAN WASTE MANAGEMENT SERVICES          $12,348.37
        32000914         7/1/03                               ANCHOR SEALS INCORPORATED           $9,228.25
        32000915         7/1/03                              AMEPA AMERICA INCORPORATED          $22,055.33
        32000916         7/1/03                                      STRAUSS INDUSTRIES           $5,252.54
        32000917         7/1/03                                       GEORGE N VUKELICH           $1,170.00
        32000918         7/1/03                                               NACM OHIO             $424.33
        32000919         7/1/03                             ALLIED MINERAL PRODUCTS INC           $6,391.60
        32000920         7/1/03                          ASTRO-COSMOS METALLURGICAL INC          $13,632.00
        32000921         7/1/03                                     CAMPBELL ASSOCIATES           $3,742.34
        32000922         7/1/03                                    AEROTEK INCORPORATED           $1,596.00
        32000923         7/1/03                          ALLISON CUSTOM FABRICATION INC           $3,715.00
        32000924         7/1/03                                          MILLER TERRY A              $75.00
        32000925         7/1/03                                          LESTER BRIAN K             $183.12
        32000926         7/1/03                                         CARTER JAYMES A              $97.00
        32000927         7/1/03                                   CHRISTOPHER GREGORY R             $324.16
        32000928         7/1/03                                       MOTION INDUSTRIES          $34,409.46
        32000929         7/1/03                                          PRECOAT METALS           $8,902.39
        32000930         7/1/03                       FERGUSON TIRE SERVICE COMPANY INC          $11,262.39
        32000931         7/1/03                              CHROME DEPOSIT CORPORATION           $3,120.00
        32000932         7/1/03                             NEO INDUSTRIES INCORPORATED          $26,346.00
        32000933         7/1/03                                               RW WILSON           $4,575.00
        32000934         7/1/03                         ALLEGHENY METALS & MINERALS INC           $7,965.53

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                 PAGE 3 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32000935         7/1/03                         PINNEY DOCK & TRANSPORT COMPANY          $55,074.45
        32000936         7/1/03                               CINCINNATI BELL TELEPHONE             $455.08
        32000937         7/1/03                                  KELLI BLACKBURN BEATTY           $2,598.75
        32000938         7/1/03                                                COMPUCOM           $1,270.92
        32000939         7/1/03                                                 GE BETZ           $6,569.60
        32000940         7/1/03                                 PRECISION GLASS BLOWING             $274.00
        32000941         7/1/03                                    JSP USA INCORPORATED             $314.00
        32000942         7/1/03                            INDUSTRIAL VALVES & FITTINGS           $1,234.85
        32000943         7/1/03                                 MCLAUGHLIN INCORPORATED           $5,363.00
        32000944         7/1/03                                       FRIENDLY CLEANERS           $1,629.25
        32000945         7/1/03                            GILSON ENGINEERING SALES INC             $257.20
        32000946         7/1/03                        GOODING & SHIELDS RUBBER COMPANY          $22,618.27
        32000947         7/1/03                              LOUIS A GRANT INCORPORATED          $40,249.48
        32000948         7/1/03                         RACO INTERNATIONAL INCORPORATED          $12,482.00
        32000949         7/1/03                         NEWLAND ASSOCIATES INCORPORATED             $189.44
        32000950         7/1/03                          INTERNATIONAL MILL SERVICE INC         $307,038.64
        32000951         7/1/03                                      LAWSONS AUTO PARTS           $1,747.14
        32000952         7/1/03                      LIBERTY HOSE & SUPPLY INCORPORATED           $4,224.51
        32000953         7/1/03                            NATIONAL COLLOID CORPORATION             $956.00
        32000954         7/1/03                      PITTSBURGH VALVE & FITTING COMPANY           $6,755.54
        32000955         7/1/03                             QUAKER CHEMICAL CORPORATION          $16,338.65
        32000956         7/1/03                                 ROSSBOROUGH-REMACOR LLC           $4,163.40
        32000957         7/1/03                             RESCO PRODUCTS INCORPORATED          $58,419.16
        32000958         7/1/03                       SAL CHEMICAL COMPANY INCORPORATED           $7,881.20
        32000959         7/1/03                               MAXWELL WELDING & MACHINE          $14,752.45
        32000960         7/1/03                                 MICROSONIC INCORPORATED              $90.00
        32000961         7/1/03                                             PR NEWSWIRE           $1,960.00
        32000962         7/1/03                          CORPORATE EXPRESS INCORPORATED             $843.49
        32000963         7/1/03                     OAK HILL FOUNDRY & MACHINE WRKS INC           $4,597.54
        32000964         7/1/03                                    PENETONE CORPORATION           $6,206.16
        32000965         7/1/03                           AMERICAN LIME & STONE COMPANY          $20,956.92
        32000966         7/1/03                            HALLMOR MACHINE INCORPORATED           $3,477.50
        32000967         7/1/03                          RICHARDSON ELECTRONICS LIMITED          $13,891.68
        32000968         7/1/03                        PRECISION ABRASIVES INCORPORATED           $6,156.51
        32000969         7/1/03                       LIBERTY DISTRIBUTORS INCORPORATED          $61,066.20
        32000970         7/1/03                       STARKEY LABORATORIES INCORPORATED           $2,712.30
        32000971         7/1/03                                             ST LAWRENCE          $17,122.98
        32000972         7/1/03                            SCHEIRER MACHINE COMPANY INC          $19,900.00
        32000973         7/1/03                             INLAND REFRACTORIES COMPANY          $18,380.00
        32000974         7/1/03                            PACE ANALYTICAL SERVICES INC           $4,720.97
        32000975         7/1/03                            ESSIX RESOURCES INCORPORATED          $23,327.92
        32000976         7/1/03                                        R&W OIL PRODUCTS           $6,765.25
        32000977         7/1/03                                            MAJOR SUPPLY           $4,762.44

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                 PAGE 4 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32000978         7/1/03                                     OHIO STEEL SLITTERS           $2,591.20
        32000979         7/1/03                           PARAMOUNT TECHNOLOGIES INCORP          $11,968.16
        32000980         7/1/03                              ENVIROSCIENCE INCORPORATED           $1,550.00
        32000981         7/1/03                              RITTER ENGINEERING COMPANY           $6,944.50
        32000982         7/1/03                           REYNOLDS SERVICE INCORPORATED          $11,703.76
        32000983         7/1/03                      KEYSTONE MOUNTAINEER POWER SYSTEMS             $504.00
        32000984         7/1/03                             OAK MOUNTAIN INDUSTRIES INC          $17,280.00
        32000985         7/1/03                            HARBISON WALKER REFRACTORIES          $75,130.00
        32000986         7/1/03                                                SHBELLCO              $67.00
        32000987         7/1/03                                  EDWARDS MEDICAL SUPPLY             $491.80
        32000988         7/1/03                                       MOTION INDUSTRIES          $86,622.78
        32000990         7/1/03                                 GPC CONTRACTING COMPANY           $6,079.00
        32000991         7/1/03                     KING AND BUNGARD LUMBER COMPANY INC           $1,014.90
        32000992         7/1/03                              S/D ENGINEERS INCORPORATED           $3,556.60
        32000993         7/1/03                                 INTEGRAL STRATEGIES INC           $1,672.00
        32000994         7/1/03                     OHIO CONCRETE SAWING & DRILLING INC             $580.25
        32000995         7/1/03                             COMPAQ COMPUTER CORPORATION          $31,937.83
        32000996         7/1/03                                             GREER STEEL          $10,991.43
        32000997         7/1/03                                                  CINTAS          $16,729.82
        32000998         7/1/03                                     LU-MAC INCORPORATED          $10,100.00
        32000999         7/1/03                          SCHINDLER ELEVATOR CORPORATION          $33,363.28
        32001000         7/1/03                     GREEN LIGHTS RECYCLING INCORPORATED             $438.43
        32001001         7/1/03                            ELLISON SURFACE TECHNOLOGIES          $13,545.00
        32001002         7/1/03                                           (I) STRUCTURE         $235,137.49
        32001003         7/1/03                      IKON OFFICE SOLUTIONS INCORPORATED             $699.94
        32001004         7/1/03                               GATEWAY INDUSTRIAL SUPPLY           $4,335.90
        32001005         7/1/03                                   STRATO SUPPLY COMPANY           $2,128.09
        32001006         7/1/03                                   SH BROWN & ASSOCIATES           $1,099.15
        32001007         7/1/03                                             NUCLEUS LLC           $1,955.00
        32001008         7/1/03                                      RIEDEL ELECTRONICS           $1,120.00
        32001009         7/1/03                         LYCO MANUFACTURING INCORPORATED           $7,202.00
        32001010         7/1/03                               CARLISLE & ASSOCIATES LLC           $4,680.00
        32001011         7/1/03                             NATIONAL PACKAGING SERVICES           $2,044.17
        32001012         7/1/03                           SHELLY AND SANDS INCORPORATED             $247.51
        32001013         7/1/03                                     CONTINENTAL ENGINES             $556.61
        32001014         7/1/03                                      MOUSER ELECTRONICS             $224.18
        32001015         7/1/03                                    UNIFIRST CORPORATION           $6,022.34
        32001016         7/1/03                             WINGATE ALLOYS INCORPORATED           $1,625.00
        32001017         7/1/03                      VALLEY NATIONAL GASES INCORPORATED           $6,347.59
        32001018         7/1/03                         UNITED RENTALS AERIAL EQUIPMENT             $973.00
        32001019         7/1/03                                                 VERIZON              $63.34
        32001020         7/1/03                        VOTO MANUFACTURERS SALES COMPANY           $3,754.80
        32001021         7/1/03                                      WEIRTON ICE & COAL           $3,681.62

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                 PAGE 5 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001022         7/1/03                                                  WHEMCO             $350.00
        32001023         7/1/03                      TESTA MACHINE COMPANY INCORPORATED          $29,773.00
        32001024         7/1/03                               WEST PENN OPTICAL COMPANY           $4,438.45
        32001025         7/1/03                       TRI STATE HYDRAULICS INCORPORATED           $3,542.43
        32001026         7/1/03                            SUMMIT INFORMATION RESOURCES           $1,048.00
        32001027         7/1/03                                  WEIRTON SERVICE CENTER           $6,284.42
        32001028         7/1/03                            SYNTECH PRODUCTS CORPORATION           $6,390.86
        32001029         7/1/03                                 TOTAL EQUIPMENT COMPANY          $53,232.55
        32001030         7/1/03                                  TAYLOR COIL PROCESSING             $687.58
        32001031         7/1/03                                  WORLD CLASS PROCESSING           $9,533.67
        32001032         7/1/03                                 UNIVAR USA INCORPORATED           $3,724.33
        32001033         7/1/03                                           TRI STATE ICE           $2,363.88
        32001034         7/1/03                           SYMPHONY SERVICES CORPORATION           $1,193.14
        32001035         7/1/03                             HERAEUS ELECTO-NITE COMPANY           $1,696.52
        32001036         7/1/03                                        FRED M FABRICANT             $473.32
        32001037         7/1/03                            HERAEUS ELECTRO-NITE COMPANY           $7,598.00
        32001038         7/1/03                                       GEORGE N VUKELICH           $1,060.90
        32001039         7/1/03                        UNITED REFRACTORIES INCORPORATED          $10,561.69
        32001040         7/2/03                      WV STATE TAX DEPARTMENT - INTERNAL         $208,473.00
        32001041         7/2/03                      WV STATE TAX DEPARTMENT - INTERNAL         $164,859.00
        32001042         7/2/03                      WV STATE TAX DEPARTMENT - INTERNAL              $34.00
        32001043         7/3/03                              WEST VIRGINIA DIV OF LABOR              $25.00
        32001044         7/3/03                          CORPORATE EXPRESS INCORPORATED           $5,370.04
        32001045         7/3/03                                    CITY OF STEUBENVILLE          $19,047.86
        32001046         7/3/03                                 WEST VIRGINIA STATE BAR             $780.00
        32001047         7/3/03                                       LAWYER ASSESSMENT             $525.00
        32001048         7/3/03                                                   PICPA             $265.00
        32001049         7/3/03                                                    BHAD             $100.00
        32001050         7/3/03                         DOCUMENT SOLUTIONS INCORPORATED          $17,393.40
        32001051         7/3/03                                   AMERICAN METAL MARKET             $750.00
        32001052         7/3/03                           GEORGIA DEPARTMENT OF REVENUE             $672.78
        32001053         7/3/03                                      CORPORATE SOLUTION           $5,814.00
        32001054         7/3/03                                           JACOBS MARY A             $504.92
        32001055         7/3/03                             CULLIGAN WATER CONDITIONING             $240.00
        32001056         7/3/03                                     BERRY METAL COMPANY          $21,468.58
        32001057         7/3/03                                     AERISS INCORPORATED           $4,100.00
        32001058         7/3/03                                    BOLTECH INCORPORATED           $3,675.00
        32001059         7/3/03                             PREFERRED BUSINESS SERVICES             $800.00
        32001060         7/3/03                            CARLEN CONTROLS INCORPORATED           $1,108.41
        32001061         7/3/03                        MERCER HUMAN RESOURCE CONSULTING           $5,869.00
        32001062         7/3/03                                       THOMAS S MONFRIED           $1,932.00
        32001063         7/3/03                               PRUDENTIAL SECURITIES INC              $77.43
        32001064         7/3/03                        BUSINESS INFORMATION SYSTEMS INC           $5,165.37
        32001065         7/3/03                                         JACK A CASSELLA             $310.00

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                 PAGE 6 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001066         7/3/03                               ANCHOR SEALS INCORPORATED           $2,254.00
        32001067         7/3/03                                      CANDLE CORPORATION          $15,000.00
        32001068         7/3/03                          AUTOBOS COMPUTING INCORPORATED           $4,130.00
        32001069         7/3/03                                                COMPUCOM          $42,321.57
        32001070         7/3/03                                         ALLEN RICHARD M              $22.63
        32001071         7/3/03                                   CYNA TEK INCORPORATED           $4,377.60
        32001072         7/3/03                               ACCORDIA OF WEST VIRGINIA          $23,979.00
        32001073         7/3/03                                        DENNIS P OLDAKER             $905.00
        32001074         7/3/03                               ONEBEACON INSURANCE GROUP             $664.08
        32001075         7/3/03                                          BERDINE GARY L           $1,512.10
        32001076         7/3/03                                             HARRIS GARY              $26.76
        32001077         7/3/03                                          NESSLER JOHN J              $42.20
        32001078         7/3/03                                           VIGNOVIC MARK             $248.98
        32001079         7/3/03                                      WASZCZAK KENNETH T              $10.68
        32001080         7/3/03                                               BARAN JOE             $653.00
        32001081         7/3/03                                         WISNER EDWARD F             $962.88
        32001082         7/3/03                                            GAIN DAVID T              $97.92
        32001083         7/3/03                                        VAN DYKE R WAYNE             $367.51
        32001084         7/3/03                                           CULLER PAUL J           $1,340.79
        32001085         7/3/03                                      MCKINLEY DARLENE A             $146.89
        32001086         7/3/03                                         CAREY RICHARD L              $21.52
        32001087         7/3/03                                       DAUGHERTY MICAH R           $1,119.82
        32001088         7/3/03                                        PAVLIK MICHAEL J              $87.75
        32001089         7/3/03                                       MCDONALD THOMAS H             $866.10
        32001090         7/3/03                                          ELLIOTT ROBERT             $129.89
        32001091         7/3/03                                          SADLER LARRY L             $542.34
        32001092         7/3/03                                        FURDA WILLIAM JR              $77.26
        32001093         7/3/03                                         MARINO FRANK JR             $177.44
        32001094         7/3/03                                          BRUECKEL LEE P             $637.03
        32001095         7/3/03                                        INGOLE MICHAEL S             $132.72
        32001096         7/3/03                                            BROWN MARVIN              $72.12
        32001097         7/3/03                                          PAUL WILLIAM D             $134.85
        32001098         7/3/03                                        ALMOND WILLIAM P             $944.86
        32001099         7/3/03                                         MILLER JOSEPH P              $58.44
        32001100         7/3/03                                          LINN WILLIAM C              $87.83
        32001101         7/3/03                                        FERGUSON MAYNARD              $35.39
        32001102         7/3/03                                         CONLEY EDWARD F              $62.95
        32001103         7/3/03                                         BUNGARD WILLIAM              $66.24
        32001104         7/3/03                                        RUBICKY ROBERT J              $29.40
        32001105         7/3/03                                           FIRM ROBERT J             $825.74
        32001106         7/3/03                                          HARRIS ULYSSES              $35.76
        32001107         7/3/03                                          CAMPANA ROBERT             $107.88
        32001108         7/3/03                                         HOFFMAN RICHARD              $83.78
        32001109         7/3/03                                          BISH DORETTA L              $65.00

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                 PAGE 7 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001110         7/3/03                                     KOMOROWSKI GEORGE R              $34.51
        32001111         7/3/03                                             LOEN MARK V             $995.59
        32001112         7/3/03                                     DANGERFIELD EDDIE V           $1,171.65
        32001113         7/3/03                        SPECTRUM MECHANICAL SERVICES INC          $36,264.50
        32001114         7/3/03                                 ROSSBOROUGH-REMACOR LLC          $20,234.94
        32001115         7/3/03                                SPRAYING SYSTEMS COMPANY           $3,436.50
        32001116         7/3/03                                             HERALD STAR             $122.20
        32001117         7/3/03                             NEO INDUSTRIES INCORPORATED           $2,982.00
        32001118         7/3/03                                                 RAILINC             $115.64
        32001119         7/3/03                              LAQUE CENTER FOR CORROSION             $175.11
        32001120         7/3/03                      SCOTT SPECIALTY GASES INCORPORATED           $3,916.20
        32001121         7/3/03                                                 GE-BETZ           $1,995.00
        32001122         7/3/03                                       MOTION INDUSTRIES          $12,041.15
        32001123         7/3/03                                          PRECOAT METALS           $8,272.70
        32001124         7/3/03                             HERAEUS ELECTO-NITE COMPANY          $31,449.15
        32001125         7/3/03                       FERGUSON TIRE SERVICE COMPANY INC           $2,303.99
        32001126         7/3/03                          INTERNATIONAL MILL SERVICE INC          $84,628.33
        32001127         7/3/03                            JBS CRANES & ACCESSORIES INC             $130.83
        32001128         7/3/03                     MS JACOBS & ASSOCIATES INCORPORATED             $159.74
        32001129         7/3/03                                          MARSH HARDWARE              $66.26
        32001130         7/3/03                             RECO EQUIPMENT INCORPORATED           $1,034.18
        32001131         7/3/03                         MILLCRAFT PRODUCTS INCORPORATED          $70,000.00
        32001132         7/3/03                            HY TECH MACHINE INCORPORATED           $6,787.50
        32001133         7/3/03                     OAK HILL FOUNDRY & MACHINE WRKS INC          $15,638.61
        32001134         7/3/03                        GALLETTA ENGINEERING CORPORATION           $5,762.50
        32001135         7/3/03                                  SUPERBOLT INCORPORATED           $2,199.68
        32001136         7/3/03                        NATIONAL HYDRAULICS INCORPORATED           $9,570.00
        32001137         7/3/03                              SERVICE GUIDE INCORPORATED           $7,526.10
        32001138         7/3/03                                REXS TRANSMISSION REPAIR           $1,195.00
        32001139         7/3/03                       TRI STATE HYDRAULICS INCORPORATED           $3,408.60
        32001140         7/3/03                       STARKEY LABORATORIES INCORPORATED           $2,294.42
        32001141         7/3/03                             INLAND REFRACTORIES COMPANY          $17,910.00
        32001142         7/3/03                              MID COAST TERMINAL COMPANY           $8,101.56
        32001143         7/3/03                         PERFECTION SERVO HYDRAULICS INC           $3,378.35
        32001144         7/3/03                                        R&W OIL PRODUCTS           $5,690.96
        32001145         7/3/03                           INDUSTRIAL CONSULTING SERVICE           $6,447.00
        32001146         7/3/03                                     OHIO STEEL SLITTERS             $600.00
        32001147         7/3/03                                      GOULD INCORPORATED             $948.93
        32001148         7/3/03                      SIEMENS INFO & COMMUN NETWORKS INC          $47,934.03
        32001149         7/3/03                                               FUNDICION          $27,600.00
        32001150         7/3/03                          NORTH AMERICAN REFRACTORIES CO         $161,763.30
        32001151         7/3/03                                   MANPOWER PROFESSIONAL             $288.80
        32001152         7/3/03                               RIG PACKAGING CORPORATION          $54,293.65
        32001153         7/3/03                           TRICONEX SYSTEMS INCORPORATED           $1,394.55

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                 PAGE 8 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001154         7/3/03                                   GOTTLIEB INCORPORATED          $33,417.51
        32001155         7/3/03                                PERKIN ELMER INSTRUMENTS           $2,622.08
        32001156         7/3/03                                     LU-MAC INCORPORATED           $8,400.00
        32001157         7/3/03                                   TENEQUIP INCORPORATED           $4,941.00
        32001158         7/3/03                                 ROAD FOX CONSULTING LLC          $10,369.21
        32001159         7/3/03                                           GREGORY BLAKE             $960.00
        32001160         7/3/03                              MAGNUS-FARLEY INCORPORATED           $5,785.30
        32001161         7/3/03                                      WE BROSIUS COMPANY             $688.18
        32001162         7/3/03                        VOTO MANUFACTURERS SALES COMPANY             $346.31
        32001163         7/3/03                                       XEROX CORPORATION              $21.47
        32001164         7/3/03                             BELL ATLANTIC WEST VIRGINIA          $11,777.73
        32001165         7/3/03                                       HALY INCORPORATED           $7,991.87
        32001166         7/3/03                                   UNIVERSAL SPECIALTIES           $2,120.00
        32001167         7/3/03                                       MSSI INCORPORATED          $12,000.00
        32001168         7/3/03                                     UNILUX INCORPORATED             $810.00
        32001169         7/3/03                                      WEIRTON ICE & COAL             $813.05
        32001170         7/3/03                                                AQUATECH             $135.00
        32001171         7/3/03                                       XTEK INCORPORATED          $15,754.00
        32001172         7/3/03                                                  WHEMCO             $960.00
        32001173         7/3/03                                WJ SERVICES INCORPORATED          $12,500.00
        32001174         7/3/03                      WESTERN BRANCH DIESEL INCORPORATED           $2,408.27
        32001175         7/3/03                                  WEIRTON SERVICE CENTER           $1,850.50
        32001176         7/3/03                                                 X-ERGON           $1,388.31
        32001177         7/3/03                         WESTINGHOUSE ELECTRIC SUPPLY CO          $15,947.94
        32001178         7/3/03                                  WORLD CLASS PROCESSING          $16,440.64
        32001179         7/3/03                        GRANULAR ALUMINUM PRODUCTS (GAP)          $31,365.35
        32001180         7/3/03                      VALLEY NATIONAL GASES INCORPORATED           $8,383.52
        32001181         7/3/03                        INDUSTRIAL MINERALS INCORPORATED           $8,275.52
        32001182         7/3/03                       HOLLAND MANUFACTURING CORPORATION           $8,171.80
        32001183         7/3/03                                                   QUEST             $265.00
        32001184         7/3/03                                         MAGNONE WILLIAM              $44.24
        32001185         7/3/03                                           LEACH DAVID A             $116.75
        32001186         7/3/03                                         CONLEY EDWARD F              $82.10
        32001187         7/3/03                                     DANGERFIELD EDDIE V             $916.50
        32001188         7/7/03                       FRANKOVITCH ANETAKIS COLANTONIO &             $338.09
        32001189         7/7/03                                       CARELINK ADVANTRA         $130,260.00
        32001190         7/7/03                                 DIMENSION CABLE SERVICE              $45.18
        32001191         7/7/03                                           HEALTHAMERICA           $4,860.00
        32001192         7/7/03                                       HIGHMARK SERVICES           $1,387.20
        32001193         7/7/03                             AMO INDUSTRIES INCORPORATED             $152.00
        32001194         7/7/03                                       ASKO INCORPORATED           $1,025.00
        32001195         7/7/03                                  CARBONE USA CORORATION           $2,034.00
        32001196         7/7/03                        CASTRUCTION COMPANY REFRACTORIES          $14,176.00
        32001197         7/7/03                         CATTRELL COMPANIES INCORPORATED             $310.25

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                 PAGE 9 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001198         7/7/03                         ALLEGHENY PIPE & SUPPLY COMPANY           $7,695.10
        32001199         7/7/03                              CHROME DEPOSIT CORPORATION           $2,925.00
        32001200         7/7/03                                      A&L TRUCK ELECTRIC             $187.00
        32001201         7/7/03                                            DENNIS CLARK             $950.00
        32001202         7/7/03                                             JOHN MCGREW             $200.00
        32001203         7/7/03                                         ROLAND VAN RIJN             $269.12
        32001204         7/7/03                         WHEELING & LAKE ERIE RAILWAY CO           $2,850.00
        32001205         7/7/03                               PRUDENTIAL SECURITIES INC              $20.30
        32001206         7/7/03                           ANALYTICAL PRODUCTS GROUP INC             $520.00
        32001207         7/7/03                      AMERICAN WASTE MANAGEMENT SERVICES           $7,733.27
        32001208         7/7/03                           DIE TECH MACHINE INCORPORATED           $8,867.40
        32001209         7/7/03                               ANCHOR SEALS INCORPORATED          $21,051.92
        32001210         7/7/03                                        BUSY BEE MUFFLER             $650.00
        32001211         7/7/03                                    CATTRON INCORPORATED             $501.08
        32001212         7/7/03                                                   CIBER           $6,927.56
        32001213         7/7/03                                                COMPUCOM           $2,109.00
        32001214         7/7/03                                      STRAUSS INDUSTRIES           $7,802.69
        32001215         7/7/03                             CURBELL INDUSTRIAL PLASTICS             $824.83
        32001216         7/7/03                                 COLONIAL METAL PRODUCTS             $915.04
        32001217         7/7/03                                     CAMPBELL ASSOCIATES           $9,320.40
        32001218         7/7/03                                    AEROTEK INCORPORATED           $1,176.00
        32001219         7/7/03                             ADVANCE APPLICATION SYSTEMS           $3,230.00
        32001220         7/7/03                                         SOS SERVICE INC           $1,252.50
        32001221         7/7/03                                        ROBERT A RIDGWAY             $260.00
        32001222         7/7/03                            CITIGROUP GLOBAL MARKETS INC             $274.17
        32001223         7/7/03                                 ROSSBOROUGH-REMACOR LLC           $8,622.50
        32001224         7/7/03                             NEO INDUSTRIES INCORPORATED           $7,100.00
        32001225         7/7/03                          SAFWAY STEEL SCAFFOLDS COMPANY           $1,860.00
        32001226         7/7/03                                  KELLI BLACKBURN BEATTY             $220.00
        32001227         7/7/03                                       MOTION INDUSTRIES           $3,428.11
        32001228         7/7/03                                          PRECOAT METALS           $8,185.00
        32001229         7/7/03                          OS HILL & COMPANY INCORPORATED             $133.19
        32001230         7/7/03                       EQUIPMENT & CONTROLS INCORPORATED             $577.00
        32001231         7/7/03                        GOODING & SHIELDS RUBBER COMPANY           $1,685.72
        32001232         7/7/03                          INTERNATIONAL MILL SERVICE INC          $57,077.10
        32001233         7/7/03                                      LAWSONS AUTO PARTS             $442.37
        32001234         7/7/03                                       SG MORRIS COMPANY          $28,027.38
        32001235         7/7/03                             RESCO PRODUCTS INCORPORATED          $25,723.24
        32001236         7/7/03                       SAL CHEMICAL COMPANY INCORPORATED           $2,768.00
        32001237         7/7/03                              SERVICE GUIDE INCORPORATED          $84,914.00
        32001238         7/7/03                         MILLCRAFT PRODUCTS INCORPORATED         $149,360.75
        32001239         7/7/03                               MAXWELL WELDING & MACHINE          $23,265.00
        32001240         7/7/03                     OAK HILL FOUNDRY & MACHINE WRKS INC             $239.82
        32001241         7/7/03                         ALLEGHENY METALS & MINERALS INC           $5,137.69

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 10 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001242         7/7/03                             GLASPELL LUMBER COMPANY INC           $2,707.44
        32001243         7/7/03                       ANTHONY CRANE RENTAL INCORPORATED           $1,900.00
        32001244         7/7/03                      ROCKWELL AUTOMATION/RELIANCE ELECT             $450.00
        32001245         7/7/03                                     NEW CITY AUTO SALES              $47.81
        32001246         7/7/03                              SERVICE GUIDE INCORPORATED           $3,200.06
        32001247         7/7/03                       LIBERTY DISTRIBUTORS INCORPORATED           $2,090.84
        32001248         7/7/03                                     FISHER PEST CONTROL           $1,960.00
        32001249         7/7/03                                     PHONAK INCORPORATED             $141.45
        32001250         7/7/03                             MAIN MANUFACTURING PRODUCTS              $87.93
        32001251         7/7/03                            PACE ANALYTICAL SERVICES INC              $78.00
        32001252         7/7/03                            ESSIX RESOURCES INCORPORATED          $14,420.00
        32001253         7/7/03                            PREMIER SAFETY & SERVICE INC           $2,252.98
        32001254         7/7/03                                        R&W OIL PRODUCTS          $48,603.35
        32001255         7/7/03                       DURALOY TECHNOLOGIES INCORPORATED          $44,557.00
        32001256         7/7/03                           INDUSTRIAL CONSULTING SERVICE          $42,338.00
        32001257         7/7/03                                     OHIO STEEL SLITTERS           $3,193.06
        32001258         7/7/03                                         ROLAND VAN RIJN           $1,200.64
        32001259         7/7/03                           REYNOLDS SERVICE INCORPORATED           $7,041.24
        32001260         7/7/03                        SERVICE SPECIALTIES INCORPORATED           $3,005.00
        32001261         7/7/03                             OAK MOUNTAIN INDUSTRIES INC          $17,280.00
        32001262         7/7/03                            PRECISION STRIP INCORPORATED             $549.49
        32001263         7/7/03                                 E J BOGNAR INCORPORATED           $3,662.40
        32001264         7/7/03                                                GRAINGER          $21,010.01
        32001265         7/7/03                     KING AND BUNGARD LUMBER COMPANY INC           $2,652.90
        32001266         7/7/03                            GILSON ENGINEERING SALES INC             $746.72
        32001268         7/7/03                                           MBS WAREHOUSE           $1,175.70
        32001269         7/7/03                     KEYSTONE METALS TRADING INCORPORTED          $18,377.74
        32001270         7/7/03                         HORIBA INSTRUMENTS INCORPORATED             $661.87
        32001271         7/7/03                                GENERAL ELECTRIC COMPANY          $49,211.18
        32001272         7/7/03                                                US STEEL         $513,331.65
        32001273         7/7/03                                 UNIVAR USA INCORPORATED           $7,189.36
        32001274         7/7/03                                                US STEEL         $806,165.10
        32001275         7/7/03                         SUMITOMO CORPORATION OF AMERICA           $1,393.44
        32001276         7/7/03                                      WE BROSIUS COMPANY           $2,980.00
        32001277         7/7/03                      MCKEES ROCKS FORGINGS INCORPORATED           $7,125.00
        32001278         7/7/03                        TOOL SALES & SERVICE COMPANY INC           $7,828.21
        32001279         7/7/03                                      WEIRTON ICE & COAL           $2,857.53
        32001280         7/7/03                                       XTEK INCORPORATED          $59,306.80
        32001281         7/7/03                                 SPIRIT SERVICES COMPANY              $16.00
        32001282         7/7/03                      TESTA MACHINE COMPANY INCORPORATED          $41,784.60
        32001283         7/7/03                       STARKEY LABORATORIES INCORPORATED              $19.99
        32001284         7/7/03                      VERMICULATE INDUSTRIAL CORPORATION           $3,069.00
        32001285         7/7/03                                  WEIRTON SERVICE CENTER           $5,856.55
        32001286         7/7/03                            SYNTECH PRODUCTS CORPORATION           $6,175.40

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                 PAGE 11OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001287         7/7/03                            VALUE ADDED DISTRIBUTION INC           $4,602.91
        32001288         7/7/03                         WESTINGHOUSE ELECTRIC SUPPLY CO          $13,513.80
        32001289         7/7/03                                    X L BOX INCORPORATED          $36,014.00
        32001290         7/7/03                                  WORLD CLASS PROCESSING          $15,619.41
        32001291         7/7/03                                    GLOBAL GAUGE COMPANY           $3,600.00
        32001292         7/7/03                      VALLEY NATIONAL GASES INCORPORATED           $2,640.18
        32001293         7/7/03                     THERMO ELECTRON SCIENTIFIC INST COR           $3,798.50
        32001294         7/7/03                                    SRI - DIVISION OF GE          $30,478.75
        32001295         7/9/03                                           BETTY STEWART             $215.16
        32001296         7/9/03                          CHILD SUPPORT ENFORCEMENT DIV.          $15,898.30
        32001297         7/9/03                                         CYNTHIA M BROWN             $150.00
        32001298         7/9/03                          DEPT OF TAX AND REVENUE - WHLG             $200.00
        32001299         7/9/03                                    GLENDA BROOKS, CLERK             $280.99
        32001300         7/9/03                                      JENNY K. MALLICONE             $181.86
        32001301         7/9/03                                            SANDRA BROWN              $92.32
        32001302         7/9/03                                           SHARON PEPPER             $115.38
        32001303         7/9/03                            STEUBENVILLE MUNICIPAL COURT              $99.00
        32001304         7/9/03                          THOMAS E MILLSOP COMMUNITY CTR             $574.53
        32001305         7/9/03                                 INDEPENDENT GUARD UNION             $190.00
        32001306         7/9/03                          INDEPENDENT STEELWORKERS UNION          $20,296.00
        32001307         7/9/03                           FEDERAL RESERVE BANK CLEV-PGH          $12,900.00
        32001308         7/9/03                                RELIASTAR LIFE INSURANCE           $1,916.74
        32001309         7/9/03                             UNIFIRST CORPORATION GARMET           $3,429.93
        32001310         7/9/03                          INDEPENDENT STEELWORKERS UNION             $176.00
        32001311         7/9/03                          THOMAS E MILLSOP COMMUNITY CTR             $419.11
        32001312         7/9/03                                    UNITED WAY BROOKE CO             $233.00
        32001313         7/9/03                                 BURGETTSTOWN LIONS CLUB              $31.25
        32001314         7/9/03                                COMM CHEST OF FOLLANSBEE              $92.25
        32001315         7/9/03                          UNITED WAY UPPER HANCOCK CO WV              $37.50
        32001316         7/9/03                                 UNITED WAY JEFFERSON CO             $353.38
        32001317         7/9/03                               UNITED WAY NEW CUMBERLAND              $99.75
        32001318         7/9/03                                        PARIS CIVIC CLUB              $31.50
        32001319         7/9/03                          POTTERY ADDITION VOL FIRE DEPT              $16.75
        32001320         7/9/03                              UNITED WAY SOUTHWESTERN PA              $18.00
        32001321         7/9/03                            UNITED WAY UPPER OHIO VALLEY              $17.75
        32001322         7/9/03                                      UNITED WAY WEIRTON             $870.60
        32001323         7/9/03                                  UNITED WAY RICHMOND OH              $39.50
        32001324         7/9/03                              UNITED WAY S COLUMBIANA CO              $23.50
        32001325         7/9/03                          INTERNAL REVENUE SV YOUNGSTOWN             $500.00
        32001326         7/9/03                                         JOHN YEAGER,JR.             $128.46
        32001327         7/9/03                                        SAFETY SOLUTIONS              $71.55
        32001328         7/9/03                                           DEBRA R SCOTT             $237.00
        32001329         7/9/03                               JEFFERSON COUNTY COURT #2             $341.90
        32001330         7/9/03                                  MARTIN & SEIBERT, L.C.              $51.02

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 12 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001331         7/9/03                                                 PA SCDU           $3,481.42
        32001332         7/9/03                                           ISU FOOD BANK             $211.50
        32001333         7/9/03                            CENTRAL TAX BUREAU OF PA INC             $148.47
        32001334         7/9/03                                               OHIO CSPC          $17,893.53
        32001335         7/9/03                                       RECHT LAW OFFICES              $94.99
        32001336         7/9/03                           COMMONWEALTH OF MASSACHUSETTS             $473.62
        32001337         7/9/03                                           SUSAN LATIMER             $273.24
        32001338         7/9/03                                HAUSER FURNITURE COMPANY               $5.78
        32001339         7/9/03                                        MOUNTAINEER PARK              $50.00
        32001340         7/9/03                                STATE CENTRAL COLLECTION             $140.00
        32001341         7/9/03                             TREASURER OF ALAMEDA COUNTY             $230.76
        32001342        7/10/03                                 MOUNTAINEER GAS COMPANY             $226.57
        32001343        7/10/03                                      ROBERT L LOUGHHEAD           $4,661.00
        32001344        7/10/03                                       WEST VIRGINIA DEP             $200.00
        32001345        7/10/03                                 WILLIS OF WISCONSIN INC           $4,109.00
        32001346        7/10/03                             AAA WEST PENN/WEST VIRGINIA               $8.48
        32001347        7/10/03                            PRUDENTIAL INS CO OF AMERICA              $91.80
        32001348        7/10/03                       BURNS INTERNATIONAL SECURITY SVCS          $37,351.52
        32001349        7/10/03                           WV DIVISION OF MOTOR VEHICLES              $90.00
        32001350        7/10/03                                            REHABILICARE              $97.00
        32001351        7/10/03                     THERMO ELECTRON SCIENTIFIC INST COR           $1,452.42
        32001352        7/10/03                                       ROCKS MEDICAL INC              $59.00
        32001353        7/10/03                                            JARVIS IRA A           $2,372.05
        32001354        7/10/03                                  AERO CHEM INCORPORATED              $60.03
        32001355        7/10/03                              BECKWITH MACHINERY COMPANY             $192.66
        32001356        7/10/03                        ADMIRAL EMPLOYEE MANAGEMENT SVCS          $18,624.80
        32001357        7/10/03                                          RUGGED RENTALS           $1,256.04
        32001358        7/10/03                          AUTOMATIC VENDORS INCORPORATED          $39,756.76
        32001359        7/10/03                             BIGGIO FORD LINCOLN MERCURY             $442.56
        32001360        7/10/03                                         SHANLEY & BAKER          $14,940.00
        32001361        7/10/03                                        ANKER INDUSTRIES          $13,300.00
        32001362        7/10/03                      AMERICAN WASTE MANAGEMENT SERVICES          $10,041.65
        32001363        7/10/03                                ADX UNIMARK INCORPORATED          $27,317.50
        32001364        7/10/03                                         CRYSTAL SPRINGS           $3,007.85
        32001365        7/10/03                                        FRED M FABRICANT           $1,207.48
        32001366        7/10/03                              HINERMAN & ASSOCIATES PLLC             $312.50
        32001367        7/10/03                                       GEORGE N VUKELICH           $1,609.00
        32001368        7/10/03                                 COLONIAL METAL PRODUCTS           $2,962.54
        32001369        7/10/03                                  WEIRTON MEDICAL CENTER          $31,778.25
        32001370        7/10/03                                             ZIMMER KUNZ             $260.97
        32001371        7/10/03                         COMPUTERSHARE INVESTOR SERVICES           $2,383.60
        32001372        7/10/03                               BRUEL & KJAER INSTRUMENTS             $787.00
        32001373        7/10/03                                              BACK TRACK             $396.00
        32001374        7/10/03                                    BULLOCK & ASSOCIATES           $2,600.00

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 13 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001375        7/10/03                              TEDRICK FINANCIAL SERVICES             $975.00
        32001376        7/10/03                                           KLADAKIS JOHN           $1,008.70
        32001377        7/10/03                                          BERDINE GARY L           $1,286.46
        32001378        7/10/03                                       DEPAUL PAUL J III           $1,011.37
        32001379        7/10/03                                            TAKAH DANIEL             $110.70
        32001380        7/10/03                                      WASZCZAK KENNETH T              $21.36
        32001381        7/10/03                                            GODICH LARRY              $54.07
        32001382        7/10/03                                          BAKER ARNETT R              $97.65
        32001383        7/10/03                                         WISNER EDWARD F              $29.25
        32001384        7/10/03                                             RUSSELL KEN             $840.00
        32001385        7/10/03                                            MEANS THOMAS             $102.30
        32001386        7/10/03                                            KEPES MARK J              $19.10
        32001387        7/10/03                                         THAYER THOMAS F              $85.81
        32001388        7/10/03                                            KEMP DEBORAH              $18.36
        32001389        7/10/03                                        VAN DYKE R WAYNE             $351.37
        32001390        7/10/03                                           CULLER PAUL J             $133.30
        32001391        7/10/03                                        RICHARDS LARRY N              $30.05
        32001392        7/10/03                                       DAUGHERTY MICAH R             $125.20
        32001393        7/10/03                                       MCDONALD THOMAS H             $194.39
        32001394        7/10/03                                              RUNKEL TOM              $32.00
        32001395        7/10/03                                          SADLER LARRY L             $158.25
        32001396        7/10/03                                          BRUECKEL LEE P             $821.77
        32001397        7/10/03                                          MELLOTT JOSEPH             $126.48
        32001398        7/10/03                                     PORTOCARRERO ARNOLD              $93.00
        32001399        7/10/03                                             STUNDA DAVE              $93.00
        32001400        7/10/03                                        ALMOND WILLIAM P              $95.20
        32001401        7/10/03                                            GUZ ANDREW P              $39.66
        32001402        7/10/03                                           HUDOK DAVID G             $212.81
        32001403        7/10/03                                           SIMMONS KAREN              $25.32
        32001404        7/10/03                                          LINN WILLIAM C             $950.59
        32001405        7/10/03                                        DAUGHERTY BLAINE              $41.85
        32001406        7/10/03                                         VIDAS CYNTHIA B             $393.15
        32001407        7/10/03                                         MACGREGOR JAMES               $6.60
        32001408        7/10/03                                           FIRM ROBERT J             $258.38
        32001409        7/10/03                                   CHRISTOPHER GREGORY R             $649.49
        32001410        7/10/03                                        CAMPANA JOSEPH A              $26.52
        32001411        7/10/03                                         PETRELLA JOHN J             $840.00
        32001412        7/10/03                                          MAYHEW DONNA J             $274.54
        32001413        7/10/03                                       ADAMCZYK EDMOND D             $185.54
        32001414        7/10/03                        GOODING & SHIELDS RUBBER COMPANY           $2,418.54
        32001415        7/10/03                              CHROME DEPOSIT CORPORATION           $1,365.00
        32001416        7/10/03                          CORPORATE EXPRESS INCORPORATED          $15,380.52
        32001417        7/10/03                           WV DIVISION OF MOTOR VEHICLES             $170.00
        32001418        7/10/03                                  MBS SALES INCORPORATED           $4,483.26

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 14 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001419        7/10/03                                  CARBONE USA CORORATION             $493.50
        32001420        7/10/03                          CHEMALLOY COMPANY INCORPORATED          $43,506.96
        32001421        7/10/03                       EQUIPMENT & CONTROLS INCORPORATED           $1,121.00
        32001422        7/10/03                       FERGUSON TIRE SERVICE COMPANY INC          $20,860.57
        32001423        7/10/03                              LOUIS A GRANT INCORPORATED          $12,005.60
        32001424        7/10/03                                      LAWSONS AUTO PARTS           $1,462.81
        32001425        7/10/03                                 HANNON ELECTRIC COMPANY           $2,310.00
        32001426        7/10/03                               MAXWELL WELDING & MACHINE          $11,981.40
        32001427        7/10/03                            MCMASTER CARR SUPPLY COMPANY              $68.10
        32001428        7/10/03                         PINNEY DOCK & TRANSPORT COMPANY          $85,251.72
        32001429        7/10/03                                 GEORGE L WILSON COMPANY             $156.53
        32001430        7/10/03                                    CITY OF STEUBENVILLE              $15.04
        32001431        7/10/03                            ESSIX RESOURCES INCORPORATED          $19,700.00
        32001432        7/10/03                                            MAJOR SUPPLY           $1,425.44
        32001433        7/10/03                     DIVERSIFIED AIR SYTEMS INCORPORATED              $88.78
        32001434        7/10/03                                    CATTRON INCORPORATED             $194.16
        32001435        7/10/03                             ENSPEC ENVIRONMENTAL SAFETY             $249.00
        32001436        7/10/03                                                COMPUCOM             $109.00
        32001437        7/10/03                      KEYSTONE MOUNTAINEER POWER SYSTEMS           $9,580.00
        32001438        7/10/03                             CURBELL INDUSTRIAL PLASTICS             $782.50
        32001439        7/10/03                              CISCO SYSTEMS INCORPORATED           $5,267.46
        32001440        7/10/03                                                GRAINGER          $33,141.93
        32001441        7/10/03                                 GPC CONTRACTING COMPANY          $13,700.00
        32001442        7/10/03                     KING AND BUNGARD LUMBER COMPANY INC           $1,558.90
        32001443        7/10/03                                             GREER STEEL           $2,900.89
        32001444        7/10/03                        CONNORS INDUSTRIALS INCORPORATED           $3,948.48
        32001445        7/10/03                       INDUSTRIAL AUTOMATION SERVICE INC           $1,188.80
        32001446        7/10/03                         HORIBA INSTRUMENTS INCORPORATED           $2,305.92
        32001447        7/10/03                                        DENNIS P OLDAKER           $1,490.00
        32001448        7/10/03                               CARLISLE & ASSOCIATES LLC           $6,890.00
        32001449        7/10/03                                          JEROME SOLOMAN             $448.00
        32001450        7/10/03                           SHELLY AND SANDS INCORPORATED              $92.93
        32001451        7/10/03                           EUROTHERM DRIVES INCORPORATED           $2,757.71
        32001452        7/10/03                                       MOTION INDUSTRIES          $52,800.18
        32001453        7/10/03                                 ROSSBOROUGH-REMACOR LLC           $8,556.00
        32001454        7/10/03                             NEO INDUSTRIES INCORPORATED           $4,828.00
        32001455        7/10/03                                   VHG LABS INCORPORATED             $883.92
        32001456        7/10/03                                                 VERIZON              $35.55
        32001457        7/10/03                            GILSON ENGINEERING SALES INC           $2,079.90
        32001458        7/10/03                                                   QUEST             $133.90
        32001459        7/10/03                                          PRECOAT METALS           $4,738.65
        32001460        7/10/03                           ROBERT G BREWTON INCORPORATED          $12,265.05
        32001461        7/10/03                                      WE BROSIUS COMPANY             $124.00
        32001462        7/10/03                         NEWLAND ASSOCIATES INCORPORATED           $1,255.38

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 15 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001463        7/10/03                     MS JACOBS & ASSOCIATES INCORPORATED           $1,770.85
        32001464        7/10/03                                       MSSI INCORPORATED           $6,656.30
        32001465        7/10/03                                       SG MORRIS COMPANY           $8,956.74
        32001466        7/10/03                             RESCO PRODUCTS INCORPORATED          $74,047.90
        32001467        7/10/03                       SAL CHEMICAL COMPANY INCORPORATED           $2,478.80
        32001468        7/10/03                              SERVICE GUIDE INCORPORATED           $6,890.00
        32001469        7/10/03                               STEUBENVILLE TRUCK CENTER           $1,069.89
        32001470        7/10/03                             TAYLOR WINFIELD CORPORATION           $4,255.06
        32001471        7/10/03                                      WEIRTON ICE & COAL             $713.68
        32001472        7/10/03                           WEIRTON RADIOLOGICAL ASSN INC             $183.35
        32001473        7/10/03                     OAK HILL FOUNDRY & MACHINE WRKS INC             $476.90
        32001474        7/10/03                                 SPIRIT SERVICES COMPANY             $293.65
        32001475        7/10/03                        NATIONAL HYDRAULICS INCORPORATED           $7,635.00
        32001476        7/10/03                                         T&D CONTRACTING             $970.20
        32001477        7/10/03                        PRECISION ABRASIVES INCORPORATED           $6,840.57
        32001478        7/10/03                          NORTH COAST STEEL & MFG CO INC          $12,320.00
        32001479        7/10/03                               WEST PENN OPTICAL COMPANY           $2,722.95
        32001480        7/10/03                        TRI STATE VALVE & INSTRUMENT INC           $1,410.46
        32001481        7/10/03                        SD MYERS TRANSFORMER CONSULTANTS          $13,903.00
        32001482        7/10/03                                     PHONAK INCORPORATED             $253.90
        32001483        7/10/03                              MID COAST TERMINAL COMPANY             $986.64
        32001484        7/10/03                            PREMIER SAFETY & SERVICE INC           $1,933.00
        32001485        7/10/03                                        R&W OIL PRODUCTS          $30,163.44
        32001486        7/10/03                            SUPERIOR ALLOY STEEL COMPANY             $620.43
        32001487        7/10/03                                     OHIO STEEL SLITTERS             $579.37
        32001488        7/10/03                                  WEIRTON SERVICE CENTER           $4,688.73
        32001489        7/10/03                     SUBURBAN PUMP & MACHINE COMPANY INC          $19,117.84
        32001490        7/10/03                            SOLVAY MINERALS INCORPORATED           $4,576.83
        32001491        7/10/03                                 PROTECTIVE TECHNOLOGIES             $150.41
        32001492        7/10/03                       MORTON INTERNATIONAL INCORPORATED           $1,326.11
        32001493        7/10/03                                 TOTAL EQUIPMENT COMPANY          $31,410.65
        32001494        7/10/03                       UNITED STEEL SERVICE INCORPORATED           $2,334.47
        32001495        7/10/03                               RIG PACKAGING CORPORATION          $45,842.30
        32001496        7/10/03                            MRO INDUSTRIALS INCORPORATED           $8,925.40
        32001497        7/10/03                         WESTINGHOUSE ELECTRIC SUPPLY CO             $936.88
        32001498        7/10/03                            NORTHEASTERN EXECUTIVE GROUP          $18,181.16
        32001499        7/10/03                                          TRANSCAT / EIL             $300.00
        32001500        7/10/03                      VALLEY NATIONAL GASES INCORPORATED           $1,468.45
        32001501        7/10/03                                           SPRINT UNITED             $645.67
        32001502        7/10/03                                    SRI - DIVISION OF GE          $42,172.14
        32001503        7/10/03                               STEUBENVILLE TRUCK CENTER           $3,487.97
        32001504        7/10/03                                       XTEK INCORPORATED          $18,876.80
        32001505        7/10/03                                        GEGA CORPORATION          $53,634.00
        32001506        7/10/03                                       XEROX CORPORATION             $150.13

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 16 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001507        7/10/03                                  WORLD CLASS PROCESSING          $12,984.94
        32001508        7/10/03                                            KEPES MARK J              $57.50
        32001509        7/10/03                                         MACGREGOR JAMES              $22.80
        32001510        7/14/03                     WEST VIRGINIA DEPT OF TAX & REVENUE               $5.72
        32001511        7/14/03                         WEST VIRGINIA DEPARTMENT OF TAX          $26,717.52
        32001512        7/14/03                                                 GE-BETZ          $44,741.22
        32001513        7/14/03                                       HIGHMARK SERVICES             $414.00
        32001514        7/14/03                                        ARTHUR J MUELLER           $1,500.00
        32001515        7/14/03                       CIVIL & ENVIRONMENTAL CONSULTANTS           $1,652.49
        32001516        7/14/03                             AMO INDUSTRIES INCORPORATED          $16,535.04
        32001517        7/14/03                                  AERO CHEM INCORPORATED           $3,981.00
        32001518        7/14/03                                       ASKO INCORPORATED           $8,740.00
        32001519        7/14/03                     CINCINNATI GASKET PACKING & MFG INC           $2,894.29
        32001520        7/14/03                        NEW CASTLE CORUNDITE REF COMPANY           $3,550.00
        32001521        7/14/03                       EQUIPMENT & CONTROLS INCORPORATED           $9,717.82
        32001522        7/14/03                                 FESSLER MACHINE COMPANY           $1,886.00
        32001523        7/14/03                                          CASTPOWDER LLC           $6,688.00
        32001524        7/14/03                     APPLIED HEALTH PHYSICS INCORPORATED             $142.50
        32001525        7/14/03                         ALLEGHENY PIPE & SUPPLY COMPANY           $6,917.75
        32001526        7/14/03                                             LEXIS NEXIS           $2,872.10
        32001527        7/14/03                              CHROME DEPOSIT CORPORATION           $1,950.00
        32001528        7/14/03                          CORPORATE EXPRESS INCORPORATED             $753.37
        32001529        7/14/03                              ALBCO FOUNDRY INCORPORATED           $9,267.00
        32001530        7/14/03                         ALLEGHENY METALS & MINERALS INC           $1,520.20
        32001531        7/14/03                       BARNES INTERNATIONAL INCORPORATED           $9,368.36
        32001532        7/14/03                             BIGGIO FORD LINCOLN MERCURY             $183.71
        32001533        7/14/03                         APPALACHIAN TIMBER SERVICES INC          $18,391.50
        32001534        7/14/03                        DIAMOND SPECIALIZED INCORPORATED           $1,502.27
        32001535        7/14/03                                      DRAFTO CORPORATION          $33,590.00
        32001536        7/14/03                                              GENSYSTEMS           $1,514.51
        32001537        7/14/03                                         FOOT MANAGEMENT              $75.00
        32001538        7/14/03                                       E-MAX INSTRUMENTS           $1,154.61
        32001539        7/14/03                                        ANKER INDUSTRIES           $4,560.00
        32001540        7/14/03                            ESSIX RESOURCES INCORPORATED          $28,771.51
        32001541        7/14/03                      AMERICAN WASTE MANAGEMENT SERVICES          $32,724.51
        32001542        7/14/03                           DIE TECH MACHINE INCORPORATED           $4,164.00
        32001543        7/14/03                                  WEIRTON MEDICAL CENTER           $4,080.25
        32001544        7/14/03                                                COMPUCOM             $522.00
        32001545        7/14/03                                      STRAUSS INDUSTRIES           $5,988.62
        32001546        7/14/03                                               FUNDICION          $58,000.00
        32001547        7/14/03                                EBERHARD KLEMENS COMPANY           $1,716.16
        32001548        7/14/03                         BUSINESS RECORDS MANAGEMENT INC              $48.15
        32001549        7/14/03                                 E J BOGNAR INCORPORATED           $3,798.48
        32001550        7/14/03                                     AIRTEK INCORPORATED             $445.12

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 17 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001551        7/14/03                            COMMAND SYSTEMS INCORPORATED           $8,462.00
        32001552        7/14/03                       BURNS INTERNATIONAL SECURITY SVCS          $14,388.66
        32001553        7/14/03                                     CAMPBELL ASSOCIATES           $8,075.00
        32001554        7/14/03                             ADVANCE APPLICATION SYSTEMS           $3,230.00
        32001555        7/14/03                                              FIELDCREST           $1,033.41
        32001556        7/14/03                     DAVIS ELECTRIC COMPANY INCORPORATED           $7,245.00
        32001557        7/14/03                                           PETERS KIRK D             $395.59
        32001558        7/14/03                                          GREER RONALD E              $81.84
        32001559        7/14/03                                       VALENTINE KENNY R              $47.46
        32001560        7/14/03                                              DINES GARY              $43.80
        32001561        7/14/03                                         VIDAS CYNTHIA B             $100.21
        32001562        7/14/03                                         MACGREGOR JAMES              $17.10
        32001563        7/14/03                                   CHRISTOPHER GREGORY R             $744.02
        32001564        7/14/03                          MATTHEWS INTERNATIONAL COMPANY           $6,505.83
        32001565        7/14/03                             RESCO PRODUCTS INCORPORATED          $21,647.44
        32001566        7/14/03                           PARAMOUNT TECHNOLOGIES INCORP             $139.53
        32001567        7/14/03                                                   HILTI             $895.00
        32001568        7/14/03                      VALLEY NATIONAL GASES INCORPORATED           $3,533.70
        32001569        7/14/03                            GILSON ENGINEERING SALES INC             $677.41
        32001570        7/14/03                             BELL ATLANTIC WEST VIRGINIA              $64.33
        32001571        7/14/03                                 TRI STATE REPROGRAPHICS             $845.00
        32001572        7/14/03                                           SPRINT UNITED          $13,155.17
        32001573        7/14/03                         SUMITOMO CORPORATION OF AMERICA          $35,000.00
        32001574        7/14/03                                       MOTION INDUSTRIES           $3,300.23
        32001575        7/14/03                                          PRECOAT METALS           $7,779.36
        32001576        7/14/03                             HERAEUS ELECTO-NITE COMPANY             $450.00
        32001577        7/14/03                        GOODING & SHIELDS RUBBER COMPANY             $844.20
        32001578        7/14/03                                      LAWSONS AUTO PARTS              $16.01
        32001579        7/14/03                                          MARSH HARDWARE              $13.57
        32001580        7/14/03                                       MSSI INCORPORATED          $17,600.00
        32001581        7/14/03                                       SG MORRIS COMPANY             $382.07
        32001582        7/14/03                      PITTSBURGH VALVE & FITTING COMPANY           $4,100.20
        32001583        7/14/03                             RUBBER MILLERS INCORPORATED          $48,107.91
        32001584        7/14/03                              SERVICE GUIDE INCORPORATED          $15,250.00
        32001585        7/14/03                                     LAFARGE CORPORATION           $1,873.06
        32001586        7/14/03                               MAXWELL WELDING & MACHINE          $23,862.00
        32001587        7/14/03                        VOTO MANUFACTURERS SALES COMPANY          $15,762.68
        32001588        7/14/03                                     VERNON DELL TRACTOR           $9,969.00
        32001589        7/14/03                             NEO INDUSTRIES INCORPORATED           $6,035.00
        32001590        7/14/03                     OAK HILL FOUNDRY & MACHINE WRKS INC           $5,043.55
        32001591        7/14/03                              QUALITY ROLLS INCORPORATED          $53,786.00
        32001592        7/14/03                                            LENZ COMPANY             $130.18
        32001593        7/14/03                        PRECISION ABRASIVES INCORPORATED          $20,731.75
        32001594        7/14/03                                  STOLLBERG INCORPORATED          $10,804.50

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 18 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001595        7/14/03                                     NEW CITY AUTO SALES              $37.88
        32001596        7/14/03                       LIBERTY DISTRIBUTORS INCORPORATED          $43,502.42
        32001597        7/14/03                      TESTA MACHINE COMPANY INCORPORATED          $78,461.85
        32001598        7/14/03                          INDUSTRIAL SERVICE CONTRACTORS           $5,536.00
        32001599        7/14/03                                    UNI FAB INCORPORATED           $7,030.00
        32001600        7/14/03                                             ST LAWRENCE           $7,525.38
        32001601        7/14/03                            SCHEIRER MACHINE COMPANY INC          $14,250.00
        32001602        7/14/03                                     PHONAK INCORPORATED           $3,109.25
        32001603        7/14/03                                   NATIONAL ROLL COMPANY          $31,800.00
        32001604        7/14/03                         PERSONNEL TEMPORARY SERVICS INC             $480.38
        32001605        7/14/03                             INLAND REFRACTORIES COMPANY          $31,610.00
        32001606        7/14/03                      VERMICULATE INDUSTRIAL CORPORATION           $3,069.00
        32001607        7/14/03                            PACE ANALYTICAL SERVICES INC             $162.00
        32001608        7/14/03                            PREMIER SAFETY & SERVICE INC             $546.19
        32001609        7/14/03                            SUPERIOR ALLOY STEEL COMPANY           $6,214.50
        32001610        7/14/03                                     OHIO STEEL SLITTERS           $1,965.04
        32001611        7/14/03                           SAFETY SOLUTIONS INCORPORATED             $150.00
        32001612        7/14/03                             UNITED FOUNDRY INCORPORATED          $27,720.00
        32001613        7/14/03                     SUBURBAN PUMP & MACHINE COMPANY INC           $2,651.20
        32001614        7/14/03                            SYNTECH PRODUCTS CORPORATION           $6,413.66
        32001615        7/14/03                       GENERAL DATA COMPANY INCORPORATED          $39,561.80
        32001616        7/14/03                           REYNOLDS SERVICE INCORPORATED           $8,688.60
        32001617        7/14/03                        SERVICE SPECIALTIES INCORPORATED           $1,380.00
        32001618        7/14/03                            VALUE ADDED DISTRIBUTION INC           $2,228.26
        32001619        7/14/03                             OAK MOUNTAIN INDUSTRIES INC          $52,297.50
        32001620        7/14/03                                        CIE INCORPORATED           $4,839.00
        32001621        7/14/03                            HARBISON WALKER REFRACTORIES          $24,310.00
        32001622        7/14/03                       UNITED STEEL SERVICE INCORPORATED           $1,901.21
        32001623        7/14/03                            PRECISION STRIP INCORPORATED             $576.98
        32001624        7/14/03                     RESISTANCE WELDING MACHINE & ACCESS           $1,803.44
        32001625        7/14/03                                             TEK SYSTEMS           $1,715.70
        32001626        7/14/03                                          TRANSCAT / EIL             $230.00
        32001627        7/14/03                                        MILLER & COMPANY           $1,524.20
        32001628        7/14/03                          J POTTER INC INDUSTRIAL SUPPLY             $189.50
        32001629        7/14/03                                           MBS WAREHOUSE             $917.81
        32001630        7/14/03                                 UNIVAR USA INCORPORATED           $7,191.52
        32001631        7/14/03                       INDUSTRIAL AUTOMATION SERVICE INC           $6,596.00
        32001632        7/14/03                             MIDWEST MIXING INCORPORATED           $2,215.07
        32001633        7/14/03                             NATIONAL PACKAGING SERVICES          $18,786.57
        32001634        7/14/03                                GENERAL ELECTRIC COMPANY          $64,330.00
        32001635        7/14/03                         WESTINGHOUSE ELECTRIC SUPPLY CO          $17,982.21
        32001636        7/14/03                          WEST VIRGINIA OHIO MOTOR SALES             $506.60
        32001637        7/14/03                                      WE BROSIUS COMPANY             $390.00
        32001638        7/14/03                             RESCO PRODUCTS INCORPORATED          $13,220.58

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 19 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001639        7/14/03                                      WEIRTON ICE & COAL             $883.15
        32001640        7/14/03                                  WEIRTON LUMBER COMPANY              $46.40
        32001641        7/14/03                         WOODINGS INDUSTRIAL CORPORATION          $24,566.24
        32001642        7/14/03                                       XTEK INCORPORATED          $10,560.00
        32001643        7/14/03                                  WEIRTON SERVICE CENTER           $1,707.34
        32001644        7/14/03                                    X L BOX INCORPORATED          $40,986.00
        32001645        7/14/03                                  WORLD CLASS PROCESSING          $10,190.35
        32001646        7/14/03                       HOLLAND MANUFACTURING CORPORATION           $1,192.50
        32001647        7/14/03                        INTERNATIONAL PACKAGING MACHINES           $4,102.90
        32001648        7/16/03                          CHILD SUPPORT ENFORCEMENT DIV.           $1,153.24
        32001649        7/16/03                          DEPT OF TAX AND REVENUE - WHLG             $200.00
        32001650        7/16/03                                    GLENDA BROOKS, CLERK             $350.99
        32001651        7/16/03                                     M. ERIC FRANKOVITCH             $148.85
        32001652        7/16/03                            STEUBENVILLE MUNICIPAL COURT             $290.57
        32001653        7/16/03                          INTERNAL REVENUE SV YOUNGSTOWN             $500.00
        32001654        7/16/03                                         JOHN YEAGER,JR.             $312.03
        32001655        7/16/03                               JEFFERSON COUNTY COURT #2             $222.30
        32001656        7/16/03                                  MARTIN & SEIBERT, L.C.             $386.60
        32001657        7/16/03                            CENTRAL TAX BUREAU OF PA INC             $149.40
        32001658        7/16/03                                               OHIO CSPC           $5,272.72
        32001659        7/16/03                                       RECHT LAW OFFICES              $85.30
        32001660        7/16/03                                HAUSER FURNITURE COMPANY             $241.54
        32001661        7/17/03                                  AERO CHEM INCORPORATED           $6,080.44
        32001662        7/17/03                                       ASKO INCORPORATED           $1,599.00
        32001663        7/17/03                                 MOUNTAINEER GAS COMPANY             $171.94
        32001664        7/17/03                        WESBANCO TRUST & INVESTMENT SVCS             $300.00
        32001665        7/17/03                             CAN MANUFACTURERS INSTITUTE           $1,250.00
        32001666        7/17/03                                 TREASURER STATE OF OHIO             $813.00
        32001667        7/17/03                                     ABANAKI CORPORATION           $6,622.90
        32001668        7/17/03                                         ALLEGHENY POWER           $8,921.60
        32001669        7/17/03                                 DULCIE R MCCUTCHEON ESQ           $8,854.45
        32001670        7/17/03                                        EXPRESS PHARMACY           $1,196.92
        32001671        7/17/03                                         BURROWS COMPANY             $978.80
        32001672        7/17/03                                      HOODS PHARMACY INC             $150.00
        32001673        7/17/03                                      AT&T WIRELESS SERV             $267.26
        32001674        7/17/03                              TREASURER OF STATE OF OHIO              $22.68
        32001675        7/17/03                                       HIGHMARK SERVICES           $1,603.55
        32001676        7/17/03                     WEST VIRGINIA DIVISION OF MOTOR VEH               $5.50
        32001677        7/17/03                                        COLEMAN SHARON L             $200.00
        32001678        7/17/03                        ADMIRAL EMPLOYEE MANAGEMENT SVCS          $17,197.61
        32001679        7/17/03                         ALLEGHENY PIPE & SUPPLY COMPANY          $48,667.31
        32001680        7/17/03                             AV LAUTTAMUS COMMUNICATIONS           $3,771.02
        32001681        7/17/03                                   ALLEGHENY FLUID POWER              $20.33
        32001682        7/17/03                            AUTOMATION INTERNATIONAL INC           $1,501.70

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 20 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001683        7/17/03                                          RICHARD KIMMEL              $25.00
        32001684        7/17/03                                          DANIEL W JONES              $50.00
        32001685        7/17/03                                                   BOWNE           $7,240.00
        32001686        7/17/03                         ALLEGHENY ASBESTOS ANALYSIS INC              $30.00
        32001687        7/17/03                      AMERICAN WASTE MANAGEMENT SERVICES           $7,091.73
        32001688        7/17/03                                               QUESTMARK           $1,200.24
        32001689        7/17/03                               ANCHOR SEALS INCORPORATED          $12,918.00
        32001690        7/17/03                                             RALPH H COX              $50.00
        32001691        7/17/03                          AUTOBOS COMPUTING INCORPORATED           $4,661.00
        32001692        7/17/03                                        FRED M FABRICANT           $1,671.87
        32001693        7/17/03                         BARIUM & CHEMICALS INCORPORATED           $2,880.00
        32001694        7/17/03                                 COLONIAL METAL PRODUCTS           $3,547.88
        32001695        7/17/03                                     CAMPBELL ASSOCIATES           $3,779.41
        32001696        7/17/03                                                 GE BETZ             $607.20
        32001697        7/17/03                       PROCESS CONTROL GROUP INCORPORAED           $3,672.34
        32001698        7/17/03                          FELLON-MCCORD & ASSOCIATES INC          $14,000.00
        32001699        7/17/03                              GREENEBAUM DOLL & MCDONALD             $347.33
        32001700        7/17/03                              TEDRICK FINANCIAL SERVICES           $2,325.00
        32001701        7/17/03                                          BERDINE GARY L           $1,343.77
        32001702        7/17/03                                       KUBRICK KENNETH W               $7.00
        32001703        7/17/03                                         WISNER EDWARD F             $681.03
        32001704        7/17/03                                            KEPES MARK J             $563.44
        32001705        7/17/03                                           CULLER PAUL J             $248.82
        32001706        7/17/03                                       DAUGHERTY MICAH R             $897.15
        32001707        7/17/03                                       MCDONALD THOMAS H           $1,310.74
        32001708        7/17/03                                          SADLER LARRY L           $1,032.13
        32001709        7/17/03                                          BRUECKEL LEE P             $957.73
        32001710        7/17/03                                            JARVIS IRA A           $1,485.68
        32001711        7/17/03                                        ALMOND WILLIAM P             $556.13
        32001712        7/17/03                                          LINN WILLIAM C             $100.69
        32001713        7/17/03                                         VIDAS CYNTHIA B           $1,881.51
        32001714        7/17/03                                           FIRM ROBERT J           $2,684.11
        32001715        7/17/03                                           CLEM JAMES H.             $451.50
        32001716        7/17/03                            ESSIX RESOURCES INCORPORATED           $4,524.85
        32001717        7/17/03                                   DORR-OLIVER EIMCO USA           $2,209.00
        32001718        7/17/03                                  CARBONE USA CORORATION             $827.88
        32001719        7/17/03                        CASTRUCTION COMPANY REFRACTORIES           $3,910.00
        32001720        7/17/03                        INDUSTRIAL BRAKE CO INCORPORATED           $1,864.36
        32001721        7/17/03                        GOODING & SHIELDS RUBBER COMPANY          $12,821.30
        32001722        7/17/03                              LOUIS A GRANT INCORPORATED          $14,082.40
        32001723        7/17/03                                          CASTPOWDER LLC           $4,528.00
        32001724        7/17/03                                      LAWSONS AUTO PARTS             $361.14
        32001725        7/17/03                               MCKEES ROCKS FORGINGS INC             $356.25
        32001726        7/17/03                                 HANNON ELECTRIC COMPANY         $131,977.91

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 21 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001727        7/17/03                                     LAFARGE CORPORATION             $351.63
        32001728        7/17/03                               MAXWELL WELDING & MACHINE          $14,568.00
        32001729        7/17/03                                        GEGA CORPORATION           $4,800.00
        32001730        7/17/03                              CHROME DEPOSIT CORPORATION           $1,170.00
        32001731        7/17/03                       CONSOLIDATED PLASTICS COMPANY INC             $131.36
        32001732        7/17/03                          CORPORATE EXPRESS INCORPORATED          $16,611.02
        32001733        7/17/03                         PINNEY DOCK & TRANSPORT COMPANY          $86,217.94
        32001734        7/17/03                       LIBERTY DISTRIBUTORS INCORPORATED             $550.08
        32001735        7/17/03                             INLAND REFRACTORIES COMPANY          $18,380.00
        32001736        7/17/03                                     EXCELLOY INDUSTRIES           $2,238.44
        32001737        7/17/03                                      GOULD INCORPORATED           $3,838.85
        32001738        7/17/03                     KING AND BUNGARD LUMBER COMPANY INC           $2,461.50
        32001739        7/17/03                                 INTEGRAL STRATEGIES INC           $4,180.00
        32001740        7/17/03                         DRAWING MANAGEMENT INCORPORATED           $9,265.00
        32001741        7/17/03                                   CYNA TEK INCORPORATED           $4,864.00
        32001742        7/17/03                                                 GE-BETZ          $20,755.56
        32001743        7/17/03                                             GREER STEEL           $6,295.97
        32001744        7/17/03                     CENTER FOR EXCELLENCE IN WRKPL EDUC           $1,721.26
        32001745        7/17/03                                           MBS WAREHOUSE             $537.42
        32001746        7/17/03                                   CIVIL & ENVIRONMENTAL           $6,864.81
        32001747        7/17/03                     DAVIS ELECTRIC COMPANY INCORPORATED           $3,365.52
        32001748        7/17/03                               GATEWAY INDUSTRIAL SUPPLY             $267.20
        32001749        7/17/03                         HORIBA INSTRUMENTS INCORPORATED             $123.84
        32001750        7/17/03                                 COMBUSTION TECHNOLOGIES           $3,564.00
        32001751        7/17/03                           SHELLY AND SANDS INCORPORATED              $88.50
        32001752        7/17/03                                          PRECOAT METALS          $14,674.36
        32001753        7/17/03                             NEO INDUSTRIES INCORPORATED           $5,538.00
        32001754        7/17/03                            SYNTECH PRODUCTS CORPORATION           $6,317.90
        32001755        7/17/03                                  WORLD CLASS PROCESSING          $13,571.50
        32001756        7/17/03                                             PXR IMAGING             $198.50
        32001757        7/17/03                         SUMITOMO CORPORATION OF AMERICA           $5,630.40
        32001758        7/17/03                                       MOTION INDUSTRIES          $76,673.67
        32001759        7/17/03                          OS HILL & COMPANY INCORPORATED             $795.26
        32001760        7/17/03                         RACO INTERNATIONAL INCORPORATED              $82.90
        32001761        7/17/03                         NORTH AMERICAN MANUFACTURING CO           $2,160.80
        32001762        7/17/03                             RECO EQUIPMENT INCORPORATED             $285.13
        32001763        7/17/03                                 ROSSBOROUGH-REMACOR LLC          $11,943.09
        32001764        7/17/03                             RUBBER MILLERS INCORPORATED           $2,030.00
        32001765        7/17/03                       SAL CHEMICAL COMPANY INCORPORATED           $3,117.45
        32001766        7/17/03                              SERVICE GUIDE INCORPORATED           $6,480.00
        32001767        7/17/03                         MILLCRAFT PRODUCTS INCORPORATED         $124,463.71
        32001768        7/17/03                               STEUBENVILLE TRUCK CENTER              $48.65
        32001769        7/17/03                        TOOL SALES & SERVICE COMPANY INC           $6,268.42
        32001770        7/17/03                                      WEIRTON ICE & COAL           $6,447.07

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 22 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001771        7/17/03                         WOODINGS INDUSTRIAL CORPORATION           $5,905.03
        32001772        7/17/03                                     VERNON DELL TRACTOR             $138.56
        32001773        7/17/03                                             PR NEWSWIRE             $310.00
        32001774        7/17/03                                                  WHEMCO           $1,450.00
        32001775        7/17/03                     OAK HILL FOUNDRY & MACHINE WRKS INC             $307.10
        32001776        7/17/03                                WJ SERVICES INCORPORATED          $12,500.00
        32001777        7/17/03                           AMERICAN LIME & STONE COMPANY           $7,804.61
        32001778        7/17/03                                  SUPERBOLT INCORPORATED           $8,133.46
        32001779        7/17/03                                        NICKS AUTO SALES           $2,068.03
        32001780        7/17/03                        NATIONAL HYDRAULICS INCORPORATED          $74,758.00
        32001781        7/17/03                               SAUEREISEN CEMENT COMPANY           $4,732.41
        32001782        7/17/03                              SERVICE GUIDE INCORPORATED           $2,208.00
        32001783        7/17/03                               WEST PENN OPTICAL COMPANY             $400.00
        32001784        7/17/03                                     PHONAK INCORPORATED           $4,065.40
        32001785        7/17/03                              MID COAST TERMINAL COMPANY           $1,602.05
        32001786        7/17/03                                    UNIFIRST CORPORATION             $450.85
        32001787        7/17/03                                        R&W OIL PRODUCTS           $2,573.07
        32001788        7/17/03                            SUPERIOR ALLOY STEEL COMPANY           $1,533.52
        32001789        7/17/03                                     OHIO STEEL SLITTERS           $3,817.46
        32001790        7/17/03                           SAFETY SOLUTIONS INCORPORATED              $90.00
        32001791        7/17/03                              RITTER ENGINEERING COMPANY              $52.76
        32001792        7/17/03                                PROCESS CONTROL SERVICES             $998.11
        32001793        7/17/03                           REYNOLDS SERVICE INCORPORATED          $29,844.39
        32001794        7/17/03                            HARBISON WALKER REFRACTORIES          $59,167.16
        32001795        7/17/03                       UNITED STEEL SERVICE INCORPORATED           $3,721.43
        32001796        7/17/03                               RIG PACKAGING CORPORATION          $51,026.15
        32001797        7/17/03                                       MOTION INDUSTRIES          $81,494.10
        32001798        7/17/03                         WESTINGHOUSE ELECTRIC SUPPLY CO          $12,743.86
        32001799        7/17/03                               ACCORDIA OF WEST VIRGINIA          $23,979.00
        32001800        7/17/03                             EAST OHIO REGIONAL HOSPITAL           $1,800.00
        32001801        7/17/03                       HOLLAND MANUFACTURING CORPORATION           $3,976.87
        32001802        7/17/03                             NATIONAL PACKAGING SERVICES           $2,861.63
        32001803        7/17/03                                WK MERRIMAN INCORPORATED           $3,130.02
        32001804        7/17/03                                                GRAINGER          $35,755.39
        32001805        7/18/03                     ENVIRONMENTAL MATERIALS CORPORATION          $33,009.59
        32001806        7/21/03                                 AMERICAN ELECTRIC POWER              $14.29
        32001807        7/21/03                                 MOUNTAINEER GAS COMPANY             $214.64
        32001808        7/21/03                      WEIRTON RENTAL CENTER INCORPORATED              $57.00
        32001809        7/21/03                                         ALLEGHENY POWER           $1,024.61
        32001810        7/21/03                       BURNS INTERNATIONAL SECURITY SVCS          $13,728.34
        32001811        7/21/03                         PROFESSIONAL TRAINING ASSOC INC           $1,150.00
        32001812        7/21/03                                       CARELINK ADVANTRA          $53,324.00
        32001813        7/21/03                                                  CINTAS          $10,513.24
        32001814        7/21/03                               US DEPARTMENT OF COMMERCE           $6,930.00

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                               PAGE 23 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001815        7/21/03                                  AERO CHEM INCORPORATED           $1,590.26
        32001816        7/21/03                        ATLANTIC TRACK & TURNOUT COMPANY           $7,686.27
        32001817        7/21/03                           BLOOM ENGINEERING COMPANY INC           $2,523.44
        32001818        7/21/03                                  CARBONE USA CORORATION             $388.16
        32001819        7/21/03                                                  AVTRON           $1,128.41
        32001820        7/21/03                                          CASTPOWDER LLC           $2,160.00
        32001821        7/21/03                              CHROME DEPOSIT CORPORATION           $2,340.00
        32001822        7/21/03                            BARCLAY MACHINE INCORPORATED          $14,843.60
        32001823        7/21/03                                      A&L TRUCK ELECTRIC              $30.00
        32001824        7/21/03                          BRENNTAG MIDSOUTH INCORPORATED           $4,204.24
        32001825        7/21/03                                              VISHAY BLH           $4,990.96
        32001826        7/21/03                            HGJ (HAROLD G JONES) SERVICE           $9,412.00
        32001827        7/21/03                           ADVANCED AUTOMATION ASSOC INC           $2,350.00
        32001828        7/21/03                      AMERICAN WASTE MANAGEMENT SERVICES           $8,775.87
        32001829        7/21/03                                               QUESTMARK           $6,483.51
        32001830        7/21/03                               ANCHOR SEALS INCORPORATED          $19,761.70
        32001831        7/21/03                                                   CIBER           $7,930.80
        32001832        7/21/03                          AVEN FIRE SYSTEMS INCORPORATED             $507.50
        32001833        7/21/03                                                COMPUCOM          $12,485.85
        32001834        7/21/03                                      STRAUSS INDUSTRIES           $8,570.09
        32001835        7/21/03                         WEST PENN CORP MEDICAL SERV INC          $21,455.00
        32001836        7/21/03                      INDUSTRIAL MEDICAL CONSULTANTS INC             $600.00
        32001837        7/21/03                            COMMAND SYSTEMS INCORPORATED             $455.00
        32001838        7/21/03                                     CAMPBELL ASSOCIATES           $5,321.31
        32001839        7/21/03                                  WEIRTON MEDICAL CENTER          $31,778.25
        32001840        7/21/03                             ADVANCE APPLICATION SYSTEMS           $3,230.00
        32001841        7/21/03                     CENTER FOR EXCELLENCE IN WRKPL EDUC           $1,000.00
        32001843        7/21/03                                             RUSSELL KEN             $280.00
        32001844        7/21/03                                            KEPES MARK J             $554.94
        32001845        7/21/03                                           SINSEL JOHN A           $1,080.00
        32001846        7/21/03                                        OROURKE EDWARD F           $2,617.65
        32001847        7/21/03                                         BEAGLE RONALD J              $13.69
        32001848        7/21/03                                           LEACH DAVID A             $544.35
        32001849        7/21/03                                              ZOOK TERRY              $69.75
        32001850        7/21/03                                             NEAL JANE M              $88.88
        32001851        7/21/03                                        LECO CORPORATION           $1,069.82
        32001852        7/21/03                             HENKEL SURFACE TECHNOLOGIES          $91,559.10
        32001853        7/21/03                             HERAEUS ELECTO-NITE COMPANY          $22,604.00
        32001854        7/21/03                       EQUIPMENT & CONTROLS INCORPORATED           $1,676.00
        32001855        7/21/03                        GOODING & SHIELDS RUBBER COMPANY             $587.90
        32001856        7/21/03                              LOUIS A GRANT INCORPORATED           $8,512.40
        32001857        7/21/03                       HANCOCK COUNTY SHELTERED WORKSHOP             $211.20
        32001858        7/21/03                            JBS CRANES & ACCESSORIES INC             $379.31
        32001859        7/21/03                          K&B ELECTRIC MOTOR SERVICE INC           $6,225.00

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 24 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001860        7/21/03                         ALLEGHENY METALS & MINERALS INC           $2,933.56
        32001861        7/21/03                       LIBERTY DISTRIBUTORS INCORPORATED           $5,610.87
        32001862        7/21/03                        JAMES M COX COMPANY INCORPORATED           $1,020.18
        32001863        7/21/03                                         FOOT MANAGEMENT             $150.00
        32001864        7/21/03                            ESSIX RESOURCES INCORPORATED          $19,700.00
        32001865        7/21/03                           DIE TECH MACHINE INCORPORATED             $840.00
        32001866        7/21/03                                     EXCELLOY INDUSTRIES           $2,247.24
        32001867        7/21/03                            MACHINE SHOP SPECIALISTS INC          $29,408.86
        32001868        7/21/03                      KEYSTONE MOUNTAINEER POWER SYSTEMS           $3,113.60
        32001869        7/21/03                                 E J BOGNAR INCORPORATED           $3,803.52
        32001871        7/21/03                           HELIO JET CLEANING TECHNOLOGY           $1,446.37
        32001872        7/21/03                     DAVIS ELECTRIC COMPANY INCORPORATED          $13,923.61
        32001873        7/21/03                                  HEIL PROCESS EQUIPMENT           $1,649.64
        32001874        7/21/03                               GATEWAY INDUSTRIAL SUPPLY             $632.40
        32001875        7/21/03                                             GSB PROCESS           $2,810.92
        32001876        7/21/03                       INDUSTRIAL AUTOMATION SERVICE INC          $50,329.95
        32001877        7/21/03                         HORIBA INSTRUMENTS INCORPORATED             $682.53
        32001878        7/21/03                                GENERAL ELECTRIC COMPANY           $4,300.00
        32001879        7/21/03                                    UNIFIRST CORPORATION              $30.80
        32001880        7/21/03                                  WORLD CLASS PROCESSING          $26,014.01
        32001881        7/21/03                                 TRI STATE REPROGRAPHICS             $595.00
        32001882        7/21/03                         SUMITOMO CORPORATION OF AMERICA         $101,758.00
        32001883        7/21/03                                       MOTION INDUSTRIES          $38,697.98
        32001884        7/21/03                                          PRECOAT METALS          $10,915.58
        32001885        7/21/03                          OS HILL & COMPANY INCORPORATED              $55.80
        32001886        7/21/03                                       SG MORRIS COMPANY             $848.58
        32001887        7/21/03                      PITTSBURGH VALVE & FITTING COMPANY           $1,317.60
        32001888        7/21/03                             QUAKER CHEMICAL CORPORATION          $29,912.62
        32001889        7/21/03                                 ROSSBOROUGH-REMACOR LLC           $8,556.00
        32001890        7/21/03                             RUBBER MILLERS INCORPORATED          $38,616.32
        32001891        7/21/03                       SAL CHEMICAL COMPANY INCORPORATED           $1,293.60
        32001892        7/21/03                                        SHERWIN WILLIAMS             $309.76
        32001893        7/21/03                         MILLCRAFT PRODUCTS INCORPORATED         $166,232.25
        32001894        7/21/03                               MAXWELL WELDING & MACHINE          $14,386.20
        32001895        7/21/03                        UNITED REFRACTORIES INCORPORATED          $24,565.49
        32001896        7/21/03                        VOTO MANUFACTURERS SALES COMPANY           $1,796.66
        32001897        7/21/03                                      WEIRTON ICE & COAL           $1,050.03
        32001898        7/21/03                                  WEIRTON LUMBER COMPANY             $802.77
        32001899        7/21/03                         WOODINGS INDUSTRIAL CORPORATION           $2,556.24
        32001900        7/21/03                                       XTEK INCORPORATED          $42,156.00
        32001901        7/21/03                                     VERNON DELL TRACTOR               $1.34
        32001902        7/21/03                             NEO INDUSTRIES INCORPORATED           $8,662.00
        32001903        7/21/03                                                  WHEMCO             $950.00
        32001904        7/21/03                     OAK HILL FOUNDRY & MACHINE WRKS INC           $1,247.30

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 25 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001905        7/21/03                                 SPIRIT SERVICES COMPANY             $683.03
        32001906        7/21/03                               SAUEREISEN CEMENT COMPANY           $4,732.67
        32001907        7/21/03                        PRECISION ABRASIVES INCORPORATED           $3,246.43
        32001908        7/21/03                                     NEW CITY AUTO SALES              $28.69
        32001909        7/21/03                      TESTA MACHINE COMPANY INCORPORATED           $6,953.32
        32001910        7/21/03                      OHIO VALLEY SCALE & EQUIPMENT CORP           $1,819.20
        32001911        7/21/03                            SCHEIRER MACHINE COMPANY INC          $10,068.00
        32001912        7/21/03                                     PHONAK INCORPORATED           $2,985.80
        32001913        7/21/03                                        R&W OIL PRODUCTS             $822.84
        32001914        7/21/03                             WINGATE ALLOYS INCORPORATED           $4,595.50
        32001915        7/21/03                                     OHIO STEEL SLITTERS           $2,467.47
        32001916        7/21/03                           SAFETY SOLUTIONS INCORPORATED             $351.00
        32001917        7/21/03                                  WEIRTON SERVICE CENTER          $10,630.45
        32001918        7/21/03                           PARAMOUNT TECHNOLOGIES INCORP           $1,636.00
        32001919        7/21/03                     SUBURBAN PUMP & MACHINE COMPANY INC          $17,502.27
        32001920        7/21/03                              ROBECK FLUID POWER COMPANY           $1,840.76
        32001921        7/21/03                              RITTER ENGINEERING COMPANY             $579.56
        32001922        7/21/03                           REYNOLDS SERVICE INCORPORATED          $10,512.36
        32001923        7/21/03                        PRAXAIR SURFACE TECHNOLOGIES INC           $4,840.75
        32001924        7/21/03                        SERVICE SPECIALTIES INCORPORATED           $4,311.12
        32001925        7/21/03                                        REFERENCE METALS          $25,800.00
        32001926        7/21/03                            VALUE ADDED DISTRIBUTION INC             $194.48
        32001927        7/21/03                                            NES/BRAMBLES           $1,007.00
        32001928        7/21/03                                    OHIO CONTACT COMPANY           $8,500.00
        32001929        7/21/03                         WESTINGHOUSE ELECTRIC SUPPLY CO          $20,594.09
        32001930        7/21/03                                           SPRINT UNITED           $1,185.80
        32001931        7/21/03                                    X L BOX INCORPORATED          $41,118.00
        32001932        7/21/03                                             TEK SYSTEMS           $2,982.05
        32001933        7/21/03                       QUALITY TRUCK BODY & EQUIP CO INC           $1,744.00
        32001934        7/21/03                          WEST VIRGINIA OHIO MOTOR SALES             $284.30
        32001935        7/21/03                      VALLEY NATIONAL GASES INCORPORATED           $2,331.67
        32001936        7/21/03                                      COHEN & GRIGSBY PC             $577.50
        32001937        7/21/03                                           MBS WAREHOUSE             $312.76
        32001938        7/21/03                                  VERITRON PRECISION LLC           $2,406.56
        32001939        7/21/03                             NATIONAL PACKAGING SERVICES             $707.00
        32001940        7/21/03                           MILE-X EQUIPMENT INCORPORATED           $1,353.00
        32001941        7/21/03                               ACCORDIA OF WEST VIRGINIA          $37,902.00
        32001942        7/21/03                               MAXWELL WELDING & MACHINE          $29,052.00
        32001943        7/21/03                                            SOS LEVELING           $1,797.88
        32001944        7/24/03                        STATIC POWER CONVERSION SERVICES           $5,434.00
        32001945        7/24/03                        STATIC POWER CONVERSION SERVICES           $6,266.00
        32001946        7/23/03                                           BETTY STEWART             $234.89
        32001947        7/23/03                          CHILD SUPPORT ENFORCEMENT DIV.          $16,220.21
        32001948        7/23/03                                         CYNTHIA M BROWN             $150.00

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 26 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001949        7/23/03                          DEPT OF TAX AND REVENUE - WHLG             $200.00
        32001950        7/23/03                                    GLENDA BROOKS, CLERK             $220.37
        32001951        7/23/03                                      JENNY K. MALLICONE             $181.86
        32001952        7/23/03                                            SANDRA BROWN              $92.32
        32001953        7/23/03                                           SHARON PEPPER             $115.38
        32001954        7/23/03                            STEUBENVILLE MUNICIPAL COURT             $117.37
        32001955        7/23/03                            COLONIAL LIFE - ACCIDENT INS           $8,892.06
        32001956        7/23/03                          THOMAS E MILLSOP COMMUNITY CTR             $591.55
        32001957        7/23/03                                 INDEPENDENT GUARD UNION             $190.00
        32001958        7/23/03                          INDEPENDENT STEELWORKERS UNION          $20,328.00
        32001959        7/23/03                           FEDERAL RESERVE BANK CLEV-PGH          $13,450.00
        32001960        7/23/03                                RELIASTAR LIFE INSURANCE           $1,869.18
        32001961        7/23/03                             UNIFIRST CORPORATION GARMET           $3,700.55
        32001962        7/23/03                          INDEPENDENT STEELWORKERS UNION             $208.00
        32001963        7/23/03                          THOMAS E MILLSOP COMMUNITY CTR             $270.86
        32001964        7/23/03                                    UNITED WAY BROOKE CO             $234.00
        32001965        7/23/03                                 BURGETTSTOWN LIONS CLUB              $31.25
        32001966        7/23/03                                COMM CHEST OF FOLLANSBEE              $92.25
        32001967        7/23/03                          UNITED WAY UPPER HANCOCK CO WV              $37.00
        32001968        7/23/03                                 UNITED WAY JEFFERSON CO             $342.38
        32001969        7/23/03                               UNITED WAY NEW CUMBERLAND              $98.75
        32001970        7/23/03                                        PARIS CIVIC CLUB              $31.50
        32001971        7/23/03                          POTTERY ADDITION VOL FIRE DEPT              $16.75
        32001972        7/23/03                              UNITED WAY SOUTHWESTERN PA              $18.00
        32001973        7/23/03                            UNITED WAY UPPER OHIO VALLEY              $18.75
        32001974        7/23/03                                      UNITED WAY WEIRTON             $872.10
        32001975        7/23/03                                  UNITED WAY RICHMOND OH              $39.50
        32001976        7/23/03                              UNITED WAY S COLUMBIANA CO              $23.50
        32001977        7/23/03                                         JOHN YEAGER,JR.             $128.33
        32001978        7/23/03                                           DEBRA R SCOTT             $237.00
        32001979        7/23/03                            UNITED STATES LIFE INSURANCE             $644.15
        32001980        7/23/03                               JEFFERSON COUNTY COURT #2             $190.92
        32001981        7/23/03                                  MARTIN & SEIBERT, L.C.             $103.27
        32001982        7/23/03                                                 PA SCDU           $3,481.42
        32001983        7/23/03                                           ISU FOOD BANK             $211.50
        32001984        7/23/03                            CENTRAL TAX BUREAU OF PA INC             $193.89
        32001985        7/23/03                                               OHIO CSPC          $18,343.11
        32001986        7/23/03                                       RECHT LAW OFFICES              $94.99
        32001987        7/23/03                           COMMONWEALTH OF MASSACHUSETTS             $473.62
        32001988        7/23/03                                           SUSAN LATIMER             $273.24
        32001989        7/23/03                                        MOUNTAINEER PARK              $87.50
        32001990        7/23/03                                STATE CENTRAL COLLECTION             $140.00
        32001991        7/23/03                             TREASURER OF ALAMEDA COUNTY             $230.76
        32001992        7/24/03                                               BOC GASES         $806,836.54

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 27 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32001993        7/24/03                      H&K EQUIPMENT COMPANY INCORPORATED         $122,371.06
        32001994        7/24/03                        GOODING & SHIELDS RUBBER COMPANY           $5,316.50
        32001995        7/24/03                              BECKWITH MACHINERY COMPANY         $125,856.22
        32001996        7/24/03                          PHH VECHICLE MGT SERVICES CORP          $14,021.56
        32001997        7/24/03                                      STRAUSS INDUSTRIES          $17,907.98
        32001998        7/24/03                        UNITED REFRACTORIES INCORPORATED           $3,530.41
        32001999        7/24/03                            MCMASTER CARR SUPPLY COMPANY              $59.70
        32002000        7/24/03                             NEO INDUSTRIES INCORPORATED          $10,973.00
        32002001        7/24/03                          CORPORATE EXPRESS INCORPORATED          $11,185.06
        32002002        7/24/03                       ANTHONY CRANE RENTAL INCORPORATED          $10,400.00
        32002003        7/24/03                               CINCINNATI BELL TELEPHONE               $2.66
        32002004        7/24/03                      VERMICULATE INDUSTRIAL CORPORATION           $6,138.00
        32002005        7/24/03                                 WILLIS OF WISCONSIN INC         $187,628.00
        32002006        7/24/03                                 TOTAL EQUIPMENT COMPANY          $95,117.45
        32002007        7/24/03                                         ALLEGHENY POWER           $1,562.12
        32002008        7/24/03                                          AI CREDIT CORP       $1,088,212.97
        32002009        7/24/03                     WEST VIRGINIA DEPT OF TAX & REVENUE          $15,918.31
        32002010        7/24/03                                  TRINITY HEALTH SYSTEMS           $3,180.00
        32002011        7/24/03                                                GRAINGER          $17,249.88
        32002012        7/24/03                                GENERAL ELECTRIC COMPANY          $19,800.00
        32002013        7/24/03                                    STANDARD AIR & LIGHT             $410.80
        32002014        7/24/03                                     ARMSTRONG TELEPHONE              $38.13
        32002015        7/24/03                                         AVENTIS PASTEUR             $400.00
        32002016        7/24/03                                 UNIVAR USA INCORPORATED           $8,139.88
        32002017        7/24/03                                   PARASOFT INCORPORATED           $9,747.76
        32002018        7/24/03                                           WEST VIRGINIA          $26,847.19
        32002019        7/24/03                     NEVADA EMPLOYMENT SECURITY DIVISION               $7.07
        32002020        7/24/03                               ENTERPRISE FLEET SERVICES          $42,382.74
        32002021        7/24/03                                                  ALLTEL           $7,520.10
        32002022        7/24/03                               CINCINNATI BELL TELEPHONE             $359.70
        32002023        7/24/03                                   DORR-OLIVER EIMCO USA           $1,144.00
        32002024        7/24/03                                       ROCKS MEDICAL INC              $52.00
        32002025        7/24/03                                    EAGLE MOUNTAIN FLAGS             $334.90
        32002026        7/24/03                                         SCOTT MICHAEL J           $1,236.99
        32002027        7/24/03                                        COLEMAN SHARON L             $200.00
        32002028        7/24/03                             AMO INDUSTRIES INCORPORATED          $12,696.00
        32002029        7/24/03                                  AERO CHEM INCORPORATED             $160.28
        32002030        7/24/03                           AJAX MAGNETHERMIC CORPORATION           $3,311.20
        32002031        7/24/03                                                WT PETIT             $627.20
        32002032        7/24/03                                       ASKO INCORPORATED           $2,582.25
        32002033        7/24/03                                       MOTION INDUSTRIES          $31,220.56
        32002034        7/24/03                              BECKWITH MACHINERY COMPANY          $29,175.00
        32002035        7/24/03                                          PRECOAT METALS           $9,963.49
        32002036        7/24/03                                      WE BROSIUS COMPANY              $20.00

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 28 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32002037        7/24/03                        INDUSTRIAL BRAKE CO INCORPORATED           $1,742.65
        32002038        7/24/03                                 DOYLE EQUIPMENT COMPANY          $12,910.00
        32002039        7/24/03                        EQUIPCO DIV PHILLIPS CORPORATION             $203.64
        32002040        7/24/03                       EQUIPMENT & CONTROLS INCORPORATED          $21,631.56
        32002041        7/24/03                       FERGUSON TIRE SERVICE COMPANY INC           $9,064.44
        32002042        7/24/03                              HICKMAN WILLIAMS & COMPANY           $6,975.00
        32002043        7/24/03                         NEWLAND ASSOCIATES INCORPORATED           $6,670.00
        32002044        7/24/03                                   UNIVERSAL SPECIALTIES             $205.64
        32002045        7/24/03                                      LAWSONS AUTO PARTS           $1,140.17
        32002046        7/24/03                                     LINTERN CORPORATION             $469.36
        32002047        7/24/03                     APPLIED HEALTH PHYSICS INCORPORATED             $117.50
        32002048        7/24/03                                       SG MORRIS COMPANY             $881.59
        32002049        7/24/03                            NATIONAL COLLOID CORPORATION           $1,600.00
        32002050        7/24/03                        ADMIRAL EMPLOYEE MANAGEMENT SVCS          $16,190.00
        32002051        7/24/03                             HENKEL SURFACE TECHNOLOGIES         $129,765.36
        32002052        7/24/03                             RECO EQUIPMENT INCORPORATED             $198.00
        32002053        7/24/03                      PITTSBURGH VALVE & FITTING COMPANY           $2,243.00
        32002054        7/24/03                              PORTERSVILLE VALVE COMPANY           $1,141.00
        32002055        7/24/03                                 ROSSBOROUGH-REMACOR LLC          $15,714.00
        32002056        7/24/03                       SAL CHEMICAL COMPANY INCORPORATED             $520.00
        32002057        7/24/03                         MILLCRAFT PRODUCTS INCORPORATED          $52,250.00
        32002058        7/24/03                          LAFARGE CONSTRUCTION MATERIALS           $1,331.40
        32002059        7/24/03                        TOOL SALES & SERVICE COMPANY INC           $2,179.50
        32002060        7/24/03                               MAXWELL WELDING & MACHINE          $12,750.00
        32002061        7/24/03                         ALLEGHENY PIPE & SUPPLY COMPANY             $145.53
        32002062        7/24/03                                      WEIRTON ICE & COAL             $955.50
        32002063        7/24/03                                  WEIRTON LUMBER COMPANY             $361.70
        32002064        7/24/03                                  NEWBROUGH PHOTO CENTER              $49.90
        32002065        7/24/03                                   WILLIAMS COUNTRY CLUB           $1,845.63
        32002066        7/24/03                                  CHUCKS RADIATOR REPAIR           $2,922.50
        32002067        7/24/03                                     AERISS INCORPORATED           $3,895.00
        32002069        7/24/03                                            NATIONS RENT             $810.00
        32002070        7/24/03                     RITCHEY METALS COMPANY INCORPORATED          $20,119.40
        32002071        7/24/03                         PINNEY DOCK & TRANSPORT COMPANY          $75,987.54
        32002072        7/24/03                          SAFWAY STEEL SCAFFOLDS COMPANY             $585.00
        32002073        7/24/03                                         T&D CONTRACTING             $490.00
        32002074        7/24/03                             BIGGIO FORD LINCOLN MERCURY              $49.94
        32002075        7/24/03                                 ORX RAILWAY CORPORATION          $25,400.00
        32002076        7/24/03                       LIBERTY DISTRIBUTORS INCORPORATED          $12,180.96
        32002077        7/24/03                                         TERAMANA LTD #1          $10,060.54
        32002078        7/24/03                                  CLEVELAND GEAR COMPANY          $28,250.00
        32002079        7/24/03                               WEST PENN OPTICAL COMPANY             $575.70
        32002080        7/24/03                        JAMES M COX COMPANY INCORPORATED             $149.10
        32002081        7/24/03                      OHIO VALLEY SCALE & EQUIPMENT CORP             $467.20

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 29 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32002082        7/24/03                                        THOMAS R STURGES           $3,360.00
        32002083        7/24/03                                         FOOT MANAGEMENT             $165.00
        32002084        7/24/03                                  ROBERT J DANNIBALLE JR           $2,640.00
        32002085        7/24/03                                         ROLAND VAN RIJN             $386.84
        32002086        7/24/03                                     PHONAK INCORPORATED             $116.45
        32002087        7/24/03                              CRAFT FASTNER INCORPORATED              $89.04
        32002088        7/24/03                            PACE ANALYTICAL SERVICES INC           $4,768.00
        32002089        7/24/03                                  CATTRELL MOTOR COMPANY          $21,483.44
        32002090        7/24/03                            ESSIX RESOURCES INCORPORATED           $8,949.69
        32002091        7/24/03                                WHEELABRATOR CORPORATION           $1,917.04
        32002092        7/24/03                            SUPERIOR ALLOY STEEL COMPANY           $1,472.70
        32002093        7/24/03                             WINGATE ALLOYS INCORPORATED             $122.75
        32002094        7/24/03                              BECKWITH MACHINERY COMPANY          $38,458.20
        32002095        7/24/03                       DURALOY TECHNOLOGIES INCORPORATED          $19,851.00
        32002096        7/24/03                                     OHIO STEEL SLITTERS             $815.74
        32002097        7/24/03                         ALLEGHENY ASBESTOS ANALYSIS INC              $42.00
        32002098        7/24/03                      AMERICAN WASTE MANAGEMENT SERVICES           $7,358.97
        32002099        7/24/03                                  WEIRTON SERVICE CENTER           $2,115.95
        32002100        7/24/03                            SYNTECH PRODUCTS CORPORATION           $6,306.50
        32002101        7/24/03                              CISCO SYSTEMS INCORPORATED          $29,129.76
        32002102        7/24/03                                     ADVANCED AUTO GLASS              $49.00
        32002103        7/24/03                                                COMPUCOM           $2,042.41
        32002104        7/24/03                           REYNOLDS SERVICE INCORPORATED          $12,561.84
        32002105        7/24/03                                       RONALD C WHITAKER           $3,200.00
        32002106        7/24/03                       POWER TRANSMISSION TECHNOLOGY INC          $15,907.65
        32002107        7/24/03                                  MEGA LIFT INCORPORATED           $8,046.60
        32002108        7/24/03                                GENERAL ELECTRIC COMPANY           $2,382.00
        32002109        7/24/03                      H&K EQUIPMENT COMPANY INCORPORATED         $192,473.41
        32002110        7/24/03                                       GEORGE N VUKELICH           $1,280.00
        32002111        7/24/03                                           MICHAEL BOZIC           $3,200.00
        32002112        7/24/03                             METLIFE CAPITAL CORPORATION          $39,070.29
        32002113        7/24/03                              CISCO SYSTEMS INCORPORATED          $12,560.86
        32002114        7/24/03                                   DSM MACHINERY COMPANY          $54,234.72
        32002115        7/24/03                               RIG PACKAGING CORPORATION          $44,202.50
        32002116        7/24/03                                MILLER EQUIPMENT COMPANY             $557.42
        32002117        7/24/03                         PITNEY BOWES CREDIT CORPORATION           $5,496.00
        32002118        7/24/03                                       MELLON US LEASING          $68,297.67
        32002119        7/24/03                         WESTINGHOUSE ELECTRIC SUPPLY CO           $5,214.60
        32002120        7/24/03                                       C GRANTHAM CO INC             $222.95
        32002121        7/24/03                                 COLONIAL METAL PRODUCTS             $950.16
        32002122        7/24/03                      BURNHAM INDUSTRIAL CONTRACTORS INC           $2,175.00
        32002123        7/24/03                                   BEST SAND CORPORATION             $793.47
        32002124        7/24/03                     KING AND BUNGARD LUMBER COMPANY INC           $2,199.90
        32002125        7/24/03                                  WORLD CLASS PROCESSING          $10,806.88

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 30 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32002126        7/24/03                              BOEING CAPITAL CORPORATION          $12,319.26
        32002127        7/24/03                          SIEMENS FINANCIAL SERVICES INC          $89,341.95
        32002128        7/24/03                            ALL CRANE RENTAL CORPORATION           $4,230.00
        32002129        7/24/03                              BECKWITH MACHINERY COMPANY           $1,000.00
        32002130        7/24/03                                                 XPEDITE             $678.46
        32002131        7/24/03                                               TRIAD USA           $2,500.00
        32002132        7/24/03                                                  CINTAS           $4,637.46
        32002133        7/24/03                        EQUIPCO DIV PHILLIPS CORPORATION           $4,667.04
        32002134        7/24/03                         UNITED RENTALS AERIAL EQUIPMENT             $854.08
        32002135        7/24/03                              BECKWITH MACHINERY COMPANY           $8,000.00
        32002136        7/24/03                          WEST VIRGINIA OHIO MOTOR SALES          $10,349.04
        32002137        7/24/03                      H&K EQUIPMENT COMPANY INCORPORATED          $64,081.92
        32002138        7/24/03                          SCHINDLER ELEVATOR CORPORATION             $479.62
        32002139        7/24/03                                SOS SERVICE INCORPORATED          $10,985.10
        32002140        7/24/03                              BECKWITH MACHINERY COMPANY          $12,499.58
        32002141        7/24/03                                     VERNON DELL TRACTOR           $1,397.07
        32002142        7/24/03                            KERSHAW MANUFACTURING CANADA           $5,850.00
        32002143        7/24/03                     TECHNOLOGY CREDIT CORPORATION (TTC)           $5,935.00
        32002144        7/24/03                                           MBS WAREHOUSE             $658.98
        32002145        7/24/03                                               COPYGUARD           $5,440.00
        32002146        7/24/03                                  MUNICIPAL & CONTRACTOR             $249.00
        32002147        7/24/03                                           (I) STRUCTURE          $98,606.05
        32002148        7/24/03                               GATEWAY INDUSTRIAL SUPPLY             $785.00
        32002149        7/24/03                         MIDWAY MOTOR SALES INCORPORATED           $2,554.17
        32002150        7/24/03                         MIDWAY MOTOR SALES INCORPORATED           $1,870.83
        32002151        7/24/03                                      PENN RECORD SYSTEM             $994.62
        32002152        7/24/03                        EQUIPCO DIV PHILLIPS CORPORATION             $815.36
        32002153        7/24/03                                              EDWIN KIRK           $4,950.00
        32002154        7/24/03                       INDUSTRIAL AUTOMATION SERVICE INC          $16,043.34
        32002155        7/24/03                                     ASHBY MANUFACTURING           $5,897.86
        32002156        7/24/03                                    BULLOCK & ASSOCIATES           $2,800.00
        32002157        7/24/03                                          WENDELL W WOOD           $3,200.00
        32002158        7/24/03                       BCC EQUIPMENT LEASING CORPORATION          $14,113.79
        32002159        7/24/03                                        DENNIS P OLDAKER           $4,040.00
        32002160        7/24/03                                          JEROME SOLOMAN           $2,216.00
        32002161        7/24/03                                    SRI - DIVISION OF GE          $81,247.17
        32002162        7/24/03                                 TRI STATE REPROGRAPHICS           $3,960.00
        32002163        7/24/03                              TEDRICK FINANCIAL SERVICES           $2,700.00
        32002164        7/24/03                                          BERDINE GARY L              $77.97
        32002165        7/24/03                                         WISNER EDWARD F             $788.12
        32002166        7/24/03                                        VAN DYKE R WAYNE             $429.63
        32002167        7/24/03                                           CULLER PAUL J             $143.17
        32002168        7/24/03                                          ROBERTS EDWARD              $69.84
        32002169        7/24/03                                       DAUGHERTY MICAH R             $532.07

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 31 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32002170        7/24/03                                       MCDONALD THOMAS H              $22.30
        32002171        7/24/03                                          SADLER LARRY L              $53.00
        32002172        7/24/03                                          BRUECKEL LEE P             $813.23
        32002173        7/24/03                                         SHROADS DAVID L           $6,938.00
        32002174        7/24/03                                            JARVIS IRA A             $342.00
        32002175        7/24/03                                          LINN WILLIAM C             $371.98
        32002176        7/24/03                                      ANTINONE GREGORY J              $21.18
        32002177        7/24/03                                           FIRM ROBERT J           $1,397.36
        32002178        7/24/03                                   CHRISTOPHER GREGORY R             $130.06
        32002179        7/24/03                                           KAPLAN MARK E           $1,454.26
        32002180        7/24/03                                          BISH DORETTA L             $226.67
        32002181        7/24/03                                     DANGERFIELD EDDIE V             $368.20
        32002182        7/24/03                                  PIONEER SUPPLY COMPANY           $1,378.62
        32002183        7/24/03                                       HALY INCORPORATED           $7,994.69
        32002184        7/24/03                                       SG MORRIS COMPANY           $4,479.52
        32002185        7/24/03                        UNITED REFRACTORIES INCORPORATED          $13,512.12
        32002186        7/24/03                             MORGAN CONSTRUCTION COMPANY          $36,977.60
        32002187        7/24/03                      OHIO VALLEY SCALE & EQUIPMENT CORP           $8,361.52
        32002188        7/24/03                             INLAND REFRACTORIES COMPANY          $18,380.00
        32002189        7/24/03                     LIVERPOOL COIL PROCESS INCORPORATED           $3,061.99
        32002190        7/24/03                        INDUSTRIAL MINERALS INCORPORATED           $8,275.52
        32002191        7/29/03                         SUMITOMO CORPORATION OF AMERICA         $218,750.00
        32002192        7/29/03                        ADMIRAL EMPLOYEE MANAGEMENT SVCS          $16,263.50
        32002193        7/29/03                             HENKEL SURFACE TECHNOLOGIES         $413,526.45
        32002194        7/29/03                             RESCO PRODUCTS INCORPORATED          $49,054.21
        32002195        7/29/03                                      WEIRTON ICE & COAL           $2,387.13
        32002196        7/29/03                                  WEIRTON LUMBER COMPANY             $633.49
        32002197        7/29/03                             NEO INDUSTRIES INCORPORATED          $15,620.00
        32002198        7/29/03                          CORPORATE EXPRESS INCORPORATED           $3,984.83
        32002199        7/29/03                               RED SEAL ELECTRIC COMPANY             $111.99
        32002200        7/29/03                            CITY OF WEIRTON PUBLIC WORKS          $22,487.80
        32002201        7/29/03                            SCHEIRER MACHINE COMPANY INC          $18,535.00
        32002202        7/29/03                                 MILLER SPREADER COMPANY             $840.00
        32002203        7/29/03                                                 VERIZON              $34.89
        32002204        7/29/03                           PARAMOUNT TECHNOLOGIES INCORP           $3,786.00
        32002205        7/29/03                               ANCHOR SEALS INCORPORATED           $7,688.41
        32002206        7/29/03                                  PIONEER SUPPLY COMPANY             $846.64
        32002207        7/29/03                                 TOTAL EQUIPMENT COMPANY           $6,841.00
        32002208        7/29/03                                HILTI STEEL INDUSTRY DIV          $27,443.00
        32002209        7/29/03                                         ALLEGHENY POWER              $35.51
        32002210        7/29/03                             OAK MOUNTAIN INDUSTRIES INC          $32,122.00
        32002211        7/29/03                                               FUNDICION          $27,600.00
        32002212        7/29/03                            HARBISON WALKER REFRACTORIES          $63,953.90
        32002213        7/29/03                      WEST VIRGINIA WORKERS COMPENSATION         $383,130.28

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 32 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32002214        7/29/03                       NATIONAL ELECTRIC CARBON PRODUCTS          $11,822.08
        32002215        7/29/03                                       SOUTHWESTERN BELL             $230.82
        32002216        7/29/03                         WESTINGHOUSE ELECTRIC SUPPLY CO          $22,475.69
        32002217        7/29/03                                     AIRTEK INCORPORATED             $174.78
        32002218        7/29/03                       BURNS INTERNATIONAL SECURITY SVCS          $14,469.36
        32002219        7/29/03                                                  CINTAS          $25,786.62
        32002220        7/29/03                         UNITED RENTALS AERIAL EQUIPMENT           $1,185.00
        32002221        7/29/03                             BELL ATLANTIC WEST VIRGINIA          $35,192.90
        32002222        7/29/03                                  NATIONAL HEAT EXCHANGE           $2,487.50
        32002223        7/29/03                                       LATHAM & PHILLIPS             $144.49
        32002224        7/29/03                                  AERO CHEM INCORPORATED             $555.84
        32002225        7/29/03                                       ASKO INCORPORATED             $966.00
        32002226        7/29/03                           AMICK ASSOCIATES INCORPORATED             $474.32
        32002227        7/29/03                        ATLANTIC TRACK & TURNOUT COMPANY          $12,652.50
        32002228        7/29/03                                       MOTION INDUSTRIES          $45,108.21
        32002229        7/29/03                                          PRECOAT METALS           $4,594.40
        32002230        7/29/03                           ROBERT G BREWTON INCORPORATED           $8,582.30
        32002231        7/29/03                         BELL SERVICE SYSTEMS A DIVISION          $17,317.05
        32002232        7/29/03                                  CARBONE USA CORORATION             $819.90
        32002233        7/29/03                        CASTRUCTION COMPANY REFRACTORIES           $7,963.00
        32002234        7/29/03                      H&K EQUIPMENT COMPANY INCORPORATED          $74,274.03
        32002235        7/29/03                        INDUSTRIAL BRAKE CO INCORPORATED           $7,085.00
        32002236        7/29/03                                 DOYLE EQUIPMENT COMPANY             $165.00
        32002237        7/29/03                             HERAEUS ELECTO-NITE COMPANY           $3,060.00
        32002238        7/29/03                       FERGUSON TIRE SERVICE COMPANY INC           $7,364.95
        32002239        7/29/03                            GILSON ENGINEERING SALES INC             $450.31
        32002240        7/29/03                        GOODING & SHIELDS RUBBER COMPANY           $4,824.00
        32002241        7/29/03                                        GRAPHIC CONTROLS           $1,667.40
        32002242        7/29/03                                  RALPH A HILLER COMPANY           $2,118.60
        32002243        7/29/03                            JBS CRANES & ACCESSORIES INC           $1,474.30
        32002244        7/29/03                          K&B ELECTRIC MOTOR SERVICE INC           $8,715.00
        32002245        7/29/03                                   KRIGGER & COMPANY INC           $1,154.64
        32002246        7/29/03                                      LAWSONS AUTO PARTS           $1,603.96
        32002247        7/29/03                                          MARSH HARDWARE               $0.62
        32002248        7/29/03                                       SG MORRIS COMPANY           $5,584.94
        32002249        7/29/03                             RECO EQUIPMENT INCORPORATED              $73.11
        32002250        7/29/03                            RAPID POWER TECHNOLOGIES INC           $2,638.72
        32002251        7/29/03                                 ROSSBOROUGH-REMACOR LLC          $18,538.00
        32002252        7/29/03                             RUBBER MILLERS INCORPORATED          $36,001.08
        32002253        7/29/03                     JOSEPH T RYERSON & SON INCORPORATED           $6,467.35
        32002254        7/29/03                       SAL CHEMICAL COMPANY INCORPORATED           $3,361.40
        32002255        7/29/03                              SERVICE GUIDE INCORPORATED          $27,643.25
        32002256        7/29/03                             MPW INDUSTRIAL SERVICES INC         $110,514.75
        32002257        7/29/03                         MILLCRAFT PRODUCTS INCORPORATED          $32,046.98

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 33 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32002258        7/29/03                               STEUBENVILLE TRUCK CENTER             $166.02
        32002259        7/29/03                             TAYLOR WINFIELD CORPORATION           $2,848.46
        32002260        7/29/03                         THERMOFLO EQUIPMENT COMPANY INC           $1,400.00
        32002261        7/29/03                        TOOL SALES & SERVICE COMPANY INC           $1,744.17
        32002262        7/29/03                                     UNILUX INCORPORATED           $2,080.00
        32002263        7/29/03                               MAXWELL WELDING & MACHINE          $12,973.20
        32002264        7/29/03                        VOTO MANUFACTURERS SALES COMPANY              $98.24
        32002265        7/29/03                           WEST ELIZABETH LUMBER COMPANY           $1,577.60
        32002266        7/29/03                                   WILLIAMS COUNTRY CLUB           $1,680.00
        32002267        7/29/03                                       XTEK INCORPORATED          $54,335.00
        32002268        7/29/03                            MCMASTER CARR SUPPLY COMPANY             $467.30
        32002269        7/29/03                                 LOWRY COMPUTER PRODUCTS             $803.00
        32002270        7/29/03                              CHROME DEPOSIT CORPORATION             $780.00
        32002271        7/29/03                                             PR NEWSWIRE           $1,130.00
        32002272        7/29/03                         WARWOOD ARMATURE REPAIR COMPANY          $47,193.78
        32002273        7/29/03                                  SUPERBOLT INCORPORATED          $18,425.13
        32002274        7/29/03                             AV LAUTTAMUS COMMUNICATIONS           $8,745.02
        32002275        7/29/03                         UNITED BRONZE OF PITTSBURGH INC          $11,946.20
        32002276        7/29/03                        NATIONAL HYDRAULICS INCORPORATED           $5,687.10
        32002277        7/29/03                       ANTHONY CRANE RENTAL INCORPORATED           $2,740.00
        32002278        7/29/03                        BAKERSTOWN CONTAINER CORPORATION           $1,025.00
        32002279        7/29/03                          SAFWAY STEEL SCAFFOLDS COMPANY           $2,280.00
        32002280        7/29/03                        ALLOR MANUFACTURING INCORPORATED           $4,749.50
        32002281        7/29/03                             AIR INDUSTRIAL INCORPORATED             $267.49
        32002282        7/29/03                                         T&D CONTRACTING             $480.20
        32002283        7/29/03                        PRECISION ABRASIVES INCORPORATED           $6,840.57
        32002284        7/29/03                       LIBERTY DISTRIBUTORS INCORPORATED           $6,669.28
        32002285        7/29/03                      TESTA MACHINE COMPANY INCORPORATED          $14,323.00
        32002286        7/29/03                                         TERAMANA LTD #1          $10,060.54
        32002287        7/29/03                        JAMES M COX COMPANY INCORPORATED           $4,654.25
        32002288        7/29/03                                           JOHN E PARKER           $1,320.00
        32002289        7/29/03                                 CRAWFORD SUPPLY COMPANY             $244.66
        32002290        7/29/03                                         FOOT MANAGEMENT              $75.00
        32002291        7/29/03                                 NORTH COAST INSTRUMENTS          $12,024.87
        32002292        7/29/03                                     PHONAK INCORPORATED             $344.35
        32002293        7/29/03                         PERSONNEL TEMPORARY SERVICS INC             $368.29
        32002294        7/29/03                       SOLID WASTE SERVICES INCORPORATED          $27,693.87
        32002295        7/29/03                                        ANKER INDUSTRIES           $9,120.00
        32002296        7/29/03                                          FRANKLIN COVEY              $36.34
        32002297        7/29/03                                        R&W OIL PRODUCTS           $2,099.96
        32002298        7/29/03                       DURALOY TECHNOLOGIES INCORPORATED          $43,150.00
        32002299        7/29/03                                            MAJOR SUPPLY           $1,634.69
        32002300        7/29/03                                     OHIO STEEL SLITTERS           $4,625.85
        32002301        7/29/03                                            C&E PLASTICS           $2,976.00

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 34 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32002302        7/29/03                                            GALT ALLOY'S          $71,151.93
        32002303        7/29/03                            MAS AIR SYSTEMS INCORPORATED           $3,363.00
        32002304        7/29/03                      AMERICAN WASTE MANAGEMENT SERVICES           $3,616.47
        32002305        7/29/03                                               QUESTMARK           $2,182.99
        32002306        7/29/03                                  WEIRTON SERVICE CENTER          $10,456.51
        32002307        7/29/03                     SUBURBAN PUMP & MACHINE COMPANY INC           $1,186.50
        32002308        7/29/03                            SYNTECH PRODUCTS CORPORATION           $6,306.50
        32002309        7/29/03                                SUNGARD RECOVERY SERVIES          $11,028.00
        32002310        7/29/03                             FULMER COMPANY INCORPORATED          $12,574.43
        32002311        7/29/03                              RITTER ENGINEERING COMPANY           $1,157.44
        32002312        7/29/03                                      STRAUSS INDUSTRIES           $6,257.01
        32002313        7/29/03                           REYNOLDS SERVICE INCORPORATED             $798.60
        32002314        7/29/03                      KEYSTONE MOUNTAINEER POWER SYSTEMS           $2,540.80
        32002315        7/29/03                          COLLINS INSTRUMENT COMPANY INC           $4,272.40
        32002316        7/29/03                       UNITED STEEL SERVICE INCORPORATED             $392.60
        32002317        7/29/03                                  OHIO MACHINERY COMPANY              $74.55
        32002318        7/29/03                           CITY MACHINE TECHNOLOGIES INC           $7,710.00
        32002319        7/29/03                                                SHBELLCO              $67.00
        32002320        7/29/03                           HAMPTON CONTROLS INCORPORATED             $746.53
        32002321        7/29/03                         PITNEY BOWES CREDIT CORPORATION             $916.00
        32002322        7/29/03                         HUNT VALVE COMPANY INCORPORATED          $25,436.00
        32002323        7/29/03                            FEDMET RESOURCES CORPORATION           $3,863.24
        32002324        7/29/03                            COMMAND SYSTEMS INCORPORATED             $695.00
        32002325        7/29/03                                     CAMPBELL ASSOCIATES           $9,874.54
        32002326        7/29/03                                    X L BOX INCORPORATED          $40,678.00
        32002327        7/29/03                                             TEK SYSTEMS           $3,268.00
        32002328        7/29/03                                  WORLD CLASS PROCESSING          $14,789.73
        32002329        7/29/03                       QUALITY TRUCK BODY & EQUIP CO INC             $950.00
        32002330        7/29/03                     OHIO CONCRETE SAWING & DRILLING INC           $4,050.00
        32002331        7/29/03                                   ENPROTECH CORPORATION          $32,148.00
        32002332        7/29/03                      VALLEY NATIONAL GASES INCORPORATED           $6,150.75
        32002333        7/29/03                            GILSON ENGINEERING SALES INC             $547.16
        32002334        7/29/03                            KERSHAW MANUFACTURING CANADA              $67.41
        32002335        7/29/03                           PROVAR INDUSTRIAL CORPORATION           $4,465.00
        32002336        7/29/03                             ADVANCE APPLICATION SYSTEMS           $3,230.00
        32002337        7/29/03                                             GREER STEEL          $21,775.00
        32002338        7/29/03                                              FIELDCREST           $4,528.52
        32002339        7/29/03                                          RBY INDUSTRIES           $1,268.41
        32002340        7/29/03                          SCHINDLER ELEVATOR CORPORATION              $95.00
        32002341        7/29/03                                      FREEDOM INDUSTRIES             $720.00
        32002342        7/29/03                     THOMPSON GEAR & MACHINE COMPANY INC           $4,145.00
        32002343        7/29/03                            KERSHAW MANUFACTURING CANADA              $31.42
        32002344        7/29/03                                           MBS WAREHOUSE           $1,362.64
        32002345        7/29/03                       SAL CHEMICAL COMPANY INCORPORATED           $3,666.54

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 35 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32002346        7/29/03                               GATEWAY INDUSTRIAL SUPPLY             $812.46
        32002347        7/29/03                                          FE X GROUP LLC          $38,769.44
        32002348        7/29/03                                                VIDEOJET             $834.32
        32002349        7/29/03                           SYMPHONY SERVICES CORPORATION           $2,845.36
        32002350        7/29/03                               CARLISLE & ASSOCIATES LLC           $1,170.00
        32002351        7/29/03                          ALLISON CUSTOM FABRICATION INC          $14,145.00
        32002352        7/29/03                         MULTIFAB & MACHINE INCORPORATED           $5,660.00
        32002353        7/29/03                             ABB AUTOMATION INCORPORATED             $536.15
        32002354        7/29/03                           EUROTHERM DRIVES INCORPORATED           $1,004.94
        32002355        7/29/03                                                    CCPI           $9,217.50
        32002356        7/29/03                             RECO EQUIPMENT INCORPORATED           $4,011.34
        32002357        7/29/03                      SCOTT SPECIALTY GASES INCORPORATED             $457.00
        32002358        7/29/03                                         SHROADS DAVID L              $38.33
        32002359        7/29/03                                       BOGGIA FRANKLIN F              $66.71
        32002360        7/29/03                                 DIMENSION CABLE SERVICE              $43.18
        32002361        7/29/03                         CONVERTER ACCESSORY CORPORATION           $8,472.60
        32002362        7/29/03                                HCL ENTERPRISE SOLUTIONS           $9,240.00
        32002363        7/29/03                                   GOTTLIEB INCORPORATED          $33,407.44
        32002364        7/30/03                                      CHAPTER 13 TRUSTEE           $1,250.00
        32002365        7/30/03                          CHILD SUPPORT ENFORCEMENT DIV.           $5,292.98
        32002366        7/30/03                             INTERNAL REVENUE SERVICE IL             $100.00
        32002367        7/30/03                                 U.S. DEPT. OF EDUCATION             $219.08
        32002368        7/30/03                            COLONIAL LIFE - ACCIDENT INS             $419.25
        32002369        7/30/03                          THOMAS E MILLSOP COMMUNITY CTR             $623.40
        32002370        7/30/03                          INDEPENDENT STEELWORKERS UNION           $5,043.03
        32002371        7/30/03                                   POLITICAL ACTION FUND             $998.00
        32002372        7/30/03                           FEDERAL RESERVE BANK CLEV-PGH          $11,675.00
        32002373        7/30/03                                RELIASTAR LIFE INSURANCE           $1,442.83
        32002374        7/30/03                             UNIFIRST CORPORATION GARMET             $587.79
        32002375        7/30/03                          THOMAS E MILLSOP COMMUNITY CTR              $56.68
        32002376        7/30/03                                    UNITED WAY BROOKE CO             $233.00
        32002377        7/30/03                                 BURGETTSTOWN LIONS CLUB              $42.00
        32002378        7/30/03                                COMM CHEST OF FOLLANSBEE              $85.00
        32002379        7/30/03                          UNITED WAY UPPER HANCOCK CO WV              $90.00
        32002380        7/30/03                                 UNITED WAY JEFFERSON CO             $513.00
        32002381        7/30/03                               UNITED WAY NEW CUMBERLAND              $84.00
        32002382        7/30/03                                        PARIS CIVIC CLUB              $38.00
        32002383        7/30/03                          POTTERY ADDITION VOL FIRE DEPT              $35.00
        32002384        7/30/03                              UNITED WAY SOUTHWESTERN PA             $205.00
        32002385        7/30/03                            UNITED WAY UPPER OHIO VALLEY             $104.50
        32002386        7/30/03                                      UNITED WAY WEIRTON           $2,306.50
        32002387        7/30/03                                  UNITED WAY RICHMOND OH              $63.00
        32002388        7/30/03                              UNITED WAY S COLUMBIANA CO               $9.00
        32002389        7/30/03                             INTERNAL REVENUE SERVICE PA             $303.54

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 36 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        32002390        7/30/03                                                 PA SCDU             $529.50
        32002391        7/30/03                                           ISU FOOD BANK              $10.00
        32002392        7/30/03                           FAMILY SUPPORT PAYMENT CENTER             $375.00
        32002393        7/30/03                                               OHIO CSPC           $9,079.04
        32002394        7/30/03                                INTERNAL REVENUE SERVICE           $3,139.85
        32002395        7/30/03                                        MOUNTAINEER PARK             $175.00
        32002396        7/30/03                                                GRAINGER          $26,910.10
        32002397        7/30/03                                    UNI FAB INCORPORATED          $25,842.50
        42000121         7/1/03                                 COMPREHENSIVE LOGISTICS         $126,212.04
        42000122         7/1/03                                 COMPREHENSIVE LOGISTICS         $300,000.00
        42000123         7/1/03                               JIT TERMINAL INCORPORATED          $10,815.85
        42000124         7/1/03                                      JONES MOTOR CO INC           $1,190.83
        42000125         7/1/03                                        AIRBORNE EXPRESS              $13.58
        42000126         7/1/03                                 SMITH TRUCK SERVICE INC           $6,071.27
        42000127         7/1/03                           WEIR COVE MOVING & STORAGE CO          $17,324.89
        42000128         7/1/03                               NICK STRIMBU INCORPORATED           $5,691.33
        42000129         7/1/03                                     BERNER TRUCKING INC           $1,497.28
        42000130         7/1/03                     PITTSBURGH VERONA & OAKMONT EXPRESS             $929.39
        42000131         7/1/03                                     JW STENGER TRUCKING           $4,860.97
        42000132         7/1/03                                     GUINNS TRUCKING INC             $496.00
        42000133         7/1/03                                     STEEL TRANSPORT INC           $2,122.43
        42000134         7/1/03                            TALLEY TRUCKING COMPANY INC.           $1,620.60
        42000135         7/1/03                                        PGT TRUCKING INC             $540.11
        42000136         7/1/03                                 AETNA FREIGHT LINES INC           $1,113.33
        42000137         7/1/03                                        SHIPLEY TRUCKING           $2,969.78
        42000138         7/1/03                          HUNTSMAN TRUCKING INCORPORATED           $1,627.25
        42000139         7/1/03                                TRANSPORT UNLIMITED, INC           $1,205.10
        42000140         7/3/03                             WSC/COMPREHENSIVE LOGISTICS         $397,044.34
        42000141         7/3/03                                                   FEDEX             $621.70
        42000142         7/3/03                                      FRALEY & SCHILLING           $2,775.51
        42000143         7/3/03                               JIT TERMINAL INCORPORATED          $13,746.83
        42000144         7/3/03                                 SMITH TRUCK SERVICE INC           $1,471.51
        42000145         7/3/03                           WEIR COVE MOVING & STORAGE CO          $10,036.32
        42000146         7/3/03                                       PITT OHIO EXPRESS             $194.94
        42000147         7/3/03                                     BERNER TRUCKING INC           $3,975.15
        42000148         7/3/03                                     GUINNS TRUCKING INC             $656.00
        42000149         7/3/03                                             KNISELY INC             $260.34
        42000150         7/3/03                                 AETNA FREIGHT LINES INC             $927.00
        42000151         7/3/03                               GIBRALTAR METALS DIVISION          $30,602.52
        42000152         7/3/03                            KEEP ON TRUCKING COMPNAY INC             $797.22
        42000153         7/3/03                                GLOBAL MATERIAL SERVICES           $5,647.73
        42000154         7/3/03                     SHANAHAN TRANSPORTATION SYSTEMS INC             $545.90
        42000155         7/3/03                                      NEXUS DISTRIBUTION           $1,528.26
        42000156         7/7/03                               JIT TERMINAL INCORPORATED           $3,746.80

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 37 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        42000157         7/7/03                                      JONES MOTOR CO INC           $1,184.49
        42000158         7/7/03                                 SMITH TRUCK SERVICE INC             $878.63
        42000159         7/7/03                           WEIR COVE MOVING & STORAGE CO          $13,154.34
        42000160         7/7/03                               NICK STRIMBU INCORPORATED             $631.73
        42000161         7/7/03                                       TEUT INCORPORATED             $999.25
        42000162         7/7/03                                     JW STENGER TRUCKING             $280.18
        42000163         7/7/03                                     GUINNS TRUCKING INC             $328.00
        42000164         7/7/03                                  PI&I MOTOR EXPRESS INC             $796.15
        42000165         7/7/03                                     STEEL TRANSPORT INC             $440.00
        42000166         7/7/03                                  B LINE ENTERPRISES INC             $710.71
        42000167         7/7/03                                 COMPREHENSIVE LOGISTICS              $88.50
        42000168         7/7/03                               GIBRALTAR METALS DIVISION          $24,219.85
        42000169         7/7/03                                      NYE'S TRUCKING LLC          $10,023.52
        42000170         7/7/03                                     BERNER TRUCKING INC           $1,842.67
        42000171         7/7/03                                    MEMCO BARGE LINE INC          $42,881.57
        42000172         7/8/03                             WSC/COMPREHENSIVE LOGISTICS         $290,126.25
        42000173        7/10/03                                 COMPREHENSIVE LOGISTICS         $219,509.43
        42000174        7/10/03                                      BUTLER TRUCKING CO             $315.00
        42000175        7/10/03                                                   FEDEX           $1,070.42
        42000176        7/10/03                         GENERAL STEVEDORES INCORPORATED              $26.29
        42000177        7/10/03                                      FRALEY & SCHILLING           $4,161.52
        42000178        7/10/03                               JIT TERMINAL INCORPORATED          $11,493.82
        42000179        7/10/03                                      JONES MOTOR CO INC             $588.40
        42000180        7/10/03                               KIRK TRUCKING SERVICE INC             $359.00
        42000181        7/10/03                                  MASON DIXON LINES  INC             $228.38
        42000182        7/10/03                                 SMITH TRUCK SERVICE INC           $2,333.48
        42000183        7/10/03                                   UNITED PARCEL SERVICE               $1.16
        42000184        7/10/03                           WEIR COVE MOVING & STORAGE CO           $9,312.00
        42000185        7/10/03                                            R&L CARRIERS             $318.73
        42000186        7/10/03                               NICK STRIMBU INCORPORATED           $3,611.34
        42000187        7/10/03                                     BERNER TRUCKING INC          $22,414.43
        42000188        7/10/03                     PITTSBURGH VERONA & OAKMONT EXPRESS           $1,184.31
        42000189        7/10/03                                     JW STENGER TRUCKING           $5,083.98
        42000190        7/10/03                                     GUINNS TRUCKING INC             $340.96
        42000191        7/10/03                                      CRETE CARRIER CORP           $2,053.80
        42000192        7/10/03                                  B LINE ENTERPRISES INC             $489.84
        42000193        7/10/03                            TALLEY TRUCKING COMPANY INC.             $757.80
        42000194        7/10/03                                    MEMCO BARGE LINE INC             $525.00
        42000195        7/10/03                                        PGT TRUCKING INC             $528.88
        42000196        7/10/03                                 AETNA FREIGHT LINES INC           $1,560.50
        42000197        7/10/03                                     FALCON TRANSPORT CO             $593.16
        42000198        7/10/03                                        SHIPLEY TRUCKING             $349.11
        42000199        7/10/03                          HUNTSMAN TRUCKING INCORPORATED             $971.18
        42000200        7/10/03                               GIBRALTAR METALS DIVISION          $14,564.11

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 38 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        42000201        7/10/03                                SCHAEFER STEVEDORING INC           $4,153.34
        42000202        7/10/03                                    INTEGRATED TERMINALS           $8,480.28
        42000203        7/10/03                                     BALTIMORE PACKAGING          $18,600.00
        42000204        7/10/03                     SHANAHAN TRANSPORTATION SYSTEMS INC             $551.05
        42000205        7/10/03                                      ALTMAN TRUCKING CO          $12,239.20
        42000206        7/10/03                                      NYE'S TRUCKING LLC           $3,469.31
        42000207        7/10/03                                            BRIAN OGBURN             $300.00
        42000208        7/10/03                                      NEXUS DISTRIBUTION             $511.48
        42000209        7/14/03                               JIT TERMINAL INCORPORATED           $2,400.94
        42000210        7/14/03                                      JONES MOTOR CO INC           $1,655.30
        42000211        7/14/03                               KIRK TRUCKING SERVICE INC             $359.00
        42000212        7/14/03                                  MASON DIXON LINES  INC             $455.42
        42000213        7/14/03                                 SMITH TRUCK SERVICE INC             $922.80
        42000214        7/14/03                           WEIR COVE MOVING & STORAGE CO          $17,312.00
        42000215        7/14/03                                            R&L CARRIERS             $201.09
        42000216        7/14/03                               NICK STRIMBU INCORPORATED           $1,193.35
        42000217        7/14/03                                     BERNER TRUCKING INC             $895.87
        42000218        7/14/03                     PITTSBURGH VERONA & OAKMONT EXPRESS           $1,575.99
        42000219        7/14/03                                      FEDEX FREIGHT EAST             $132.69
        42000220        7/14/03                             WSC/COMPREHENSIVE LOGISTICS           $9,356.71
        42000221        7/14/03                          HUNTSMAN TRUCKING INCORPORATED             $661.64
        42000222        7/14/03                     SHANAHAN TRANSPORTATION SYSTEMS INC             $540.75
        42000223        7/14/03                                      ALTMAN TRUCKING CO           $2,601.60
        42000224        7/14/03                                                CTLC RBT             $750.00
        42000225        7/14/03                                    MEMCO BARGE LINE INC          $11,520.00
        42000226        7/17/03                             WSC/COMPREHENSIVE LOGISTICS         $526,149.00
        42000227        7/17/03                                                PJAX INC             $241.94
        42000228        7/17/03                                                   FEDEX             $585.63
        42000229        7/17/03                                      FRALEY & SCHILLING           $2,391.38
        42000230        7/17/03                               JIT TERMINAL INCORPORATED           $3,278.61
        42000231        7/17/03                                 SMITH TRUCK SERVICE INC           $2,399.91
        42000232        7/17/03                           WEIR COVE MOVING & STORAGE CO          $12,286.00
        42000233        7/17/03                               NICK STRIMBU INCORPORATED           $2,929.12
        42000234        7/17/03                                     BERNER TRUCKING INC           $5,253.84
        42000235        7/17/03                     PITTSBURGH VERONA & OAKMONT EXPRESS             $391.68
        42000236        7/17/03                                     JW STENGER TRUCKING           $5,468.28
        42000237        7/17/03                                  PI&I MOTOR EXPRESS INC             $237.17
        42000238        7/17/03                                      CRETE CARRIER CORP          $25,672.50
        42000239        7/17/03                                         USF HOLLAND INC              $51.13
        42000240        7/17/03                                    SCULLION TRUCKING CO             $440.73
        42000241        7/17/03                            TALLEY TRUCKING COMPANY INC.             $171.03
        42000242        7/17/03                                    MEMCO BARGE LINE INC          $31,624.00
        42000243        7/17/03                                        PGT TRUCKING INC             $537.52
        42000244        7/17/03                                 AETNA FREIGHT LINES INC           $1,133.00

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 39 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        42000245        7/17/03                          HUNTSMAN TRUCKING INCORPORATED             $655.66
        42000246        7/17/03                                SCHAEFER STEVEDORING INC           $4,654.12
        42000247        7/17/03                              HENDERSON COUNTY RIVERPORT              $64.00
        42000248        7/21/03                                 COMPREHENSIVE LOGISTICS         $119,425.28
        42000249        7/21/03                                                   FEDEX             $427.22
        42000250        7/21/03                               JIT TERMINAL INCORPORATED           $1,553.85
        42000251        7/21/03                                      JONES MOTOR CO INC           $1,895.83
        42000252        7/21/03                               KIRK TRUCKING SERVICE INC             $359.00
        42000253        7/21/03                                 SMITH TRUCK SERVICE INC             $251.49
        42000254        7/21/03                           WEIR COVE MOVING & STORAGE CO          $17,664.00
        42000255        7/21/03                               NICK STRIMBU INCORPORATED           $2,514.15
        42000256        7/21/03                     PITTSBURGH VERONA & OAKMONT EXPRESS             $130.56
        42000257        7/21/03                                  PI&I MOTOR EXPRESS INC             $366.00
        42000258        7/21/03                                     STEEL TRANSPORT INC             $495.44
        42000259        7/21/03                                 GRIMM MOTOR EXPRESS INC             $630.00
        42000260        7/21/03                                      FEDEX FREIGHT EAST             $222.54
        42000261        7/21/03                                    MEMCO BARGE LINE INC          $38,021.00
        42000262        7/21/03                                     FALCON TRANSPORT CO             $360.50
        42000263        7/21/03                               GIBRALTAR METALS DIVISION          $17,546.97
        42000264        7/21/03                                GLOBAL MATERIAL SERVICES           $7,351.57
        42000265        7/21/03                                     HENDERSON RIVERPORT           $5,819.58
        42000266        7/24/03                             WSC/COMPREHENSIVE LOGISTICS         $479,867.07
        42000267        7/24/03                          BUILDERS TRANSPORTATION CO LLC           $7,511.42
        42000268        7/24/03                                                   FEDEX             $758.19
        42000269        7/24/03                                      FRALEY & SCHILLING           $8,108.32
        42000270        7/24/03                               JIT TERMINAL INCORPORATED           $1,940.32
        42000271        7/24/03                                 SMITH TRUCK SERVICE INC           $2,369.98
        42000272        7/24/03                           WEIR COVE MOVING & STORAGE CO           $7,232.00
        42000273        7/24/03                               NICK STRIMBU INCORPORATED           $1,750.33
        42000274        7/24/03                                     BERNER TRUCKING INC           $7,191.85
        42000275        7/24/03                     PITTSBURGH VERONA & OAKMONT EXPRESS             $931.36
        42000276        7/24/03                                     JW STENGER TRUCKING           $8,132.92
        42000277        7/24/03                                  PI&I MOTOR EXPRESS INC           $1,082.37
        42000278        7/24/03                      MARIETTA INDUSTRIAL ENTERPRISE INC          $11,404.00
        42000279        7/24/03                             MIDSOUTH PORT TRANSPORT LLC           $1,838.97
        42000280        7/24/03                            TALLEY TRUCKING COMPANY INC.             $256.99
        42000281        7/24/03                                    MEMCO BARGE LINE INC          $11,520.00
        42000282        7/24/03                                        PGT TRUCKING INC           $1,063.32
        42000283        7/24/03                                     FALCON TRANSPORT CO             $193.64
        42000284        7/24/03                          HUNTSMAN TRUCKING INCORPORATED           $2,287.66
        42000285        7/24/03                                     BALTIMORE PACKAGING          $39,000.00
        42000286        7/24/03                                      ALTMAN TRUCKING CO           $2,905.28
        42000287        7/24/03                                      NYE'S TRUCKING LLC           $5,137.99
        42000288        7/24/03                            BOYD BROS TRANSPORTATION INC          $19,421.82

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 40 OF 46
-----------------------------------

Check Disbursements from 7/1/03 to 7/31/03:
-------------------------------------------

        CHECK NO           DATE                                                  VENDOR              AMOUNT
------------------------------------------------------------------------------------------------------------
        42000289        7/29/03                             WSC/COMPREHENSIVE LOGISTICS         $322,894.65
        42000290        7/29/03                          BUILDERS TRANSPORTATION CO LLC             $588.00
        42000291        7/29/03                                                   FEDEX              $17.27
        42000292        7/29/03                         GENERAL STEVEDORES INCORPORATED             $267.05
        42000293        7/29/03                                      FRALEY & SCHILLING           $2,874.99
        42000294        7/29/03                               JIT TERMINAL INCORPORATED           $5,921.37
        42000295        7/29/03                                      JONES MOTOR CO INC           $1,336.13
        42000296        7/29/03                                 SMITH TRUCK SERVICE INC           $2,889.45
        42000297        7/29/03                                   UNITED PARCEL SERVICE              $23.15
        42000298        7/29/03                           WEIR COVE MOVING & STORAGE CO          $23,680.00
        42000299        7/29/03                                       PITT OHIO EXPRESS              $81.79
        42000300        7/29/03                               YELLOW TRANSPORTATION INC             $598.01
        42000301        7/29/03                                ALLEGHENY PLANT SERVICES             $275.00
        42000302        7/29/03                               NICK STRIMBU INCORPORATED           $1,751.87
        42000303        7/29/03                     PITTSBURGH VERONA & OAKMONT EXPRESS             $412.50
        42000304        7/29/03                                     JW STENGER TRUCKING          $10,316.31
        42000305        7/29/03                                     GUINNS TRUCKING INC             $400.98
        42000306        7/29/03                                  PI&I MOTOR EXPRESS INC             $269.13
        42000307        7/29/03                                    MEMCO BARGE LINE INC          $14,283.00
        42000308        7/29/03                                     FALCON TRANSPORT CO             $627.06
        42000309        7/29/03                               GIBRALTAR METALS DIVISION          $30,255.98
        42000310        7/29/03                                GLOBAL MATERIAL SERVICES          $11,707.53
        42000311        7/29/03                                     HENDERSON RIVERPORT           $2,100.15
        42000312        7/29/03                                               INTRANSIT           $1,710.00
                                                                                        --------------------
                                                   DISBURSEMENTS FROM 7/1/03 TO 7/31/03      $22,094,189.48
                                                                                        ====================
                                NOTE: Check numbers beginning with "42" sequence are
                                freight vendors

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------

Detail of Cash/Check Disbursements:                                PAGE 41 OF 46
-----------------------------------

ACH'S TO PAYROLL ACCOUNTS:
--------------------------
                         VENDOR                               DATE            AMOUNT
                         ------                               ----            ------
Fleet ACH- Hourly                                             7/3               1,232,505.96
SW Credit Union - Salary - S&A                                7/9                   3,415.82
SW Credit Union - Hourly                                      7/9               1,387,272.17
United National - Sub                                         7/9                   1,905.00
Strip Steel C U                                               7/9                 120,188.00
SW Credit Union                                               7/9                 358,087.62
Tin Mill C U                                                  7/9                 101,000.00
Fidelity 401k                                                 7/9                 189,361.07
Fleet ACH- Hourly                                             7/15              1,499,373.86
SW Credit Union - Hourly                                      7/17              1,508,645.95
Fidelity 401k                                                 7/17                275,264.17
Fleet ACH- Hourly                                             7/18              1,410,140.30
United National - Sub                                         7/22                 15,499.00
SW Credit Union - Salary - S&A                                7/23                  3,712.17
SW Credit Union - Hourly                                      7/23              1,571,058.37
Strip Steel C U                                               7/23                118,544.00
SW Credit Union                                               7/23                355,219.62
Tin Mill C U                                                  7/23                 99,237.00
Fidelity 401k                                                 7/23                207,606.77
Fleet ACH - Salary                                            7/28              1,765,253.01
Fleet ACH - Pension                                           7/28              3,396,392.67
Less Pension transfer from Mellon                             7/28            (3,396,392.67)
SW Credit Union - Salary - S&A                                7/31                382,624.29
Strip Steel C U                                               7/31                 65,653.00
SW Credit Union                                               7/31                239,659.00
Tin Mill C U                                                  7/31                 38,434.71
Fidelity 401k                                                 7/31                177,133.59
                                                                       ----------------------
                                                                               13,126,794.45
                                                                       ======================


DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 42 OF 46
-----------------------------------

WIRES/ACH'S TO VENDORS/CREDITORS AND
------------------------------------
PAYROLL TAXES:
--------------
                         VENDOR                               DATE            AMOUNT
                         ------                               ----            ------
W. K. Merriman                                                7/1                     948.19
Qtrly Federal Excise Tax (22972)                              7/1                   1,195.37
Exel                                                          7/1                   1,711.88
Federal Payroll Tax                                           7/1               2,004,746.24
Eramet                                                        7/1                  21,615.17
JP Mascaro                                                    7/1                  35,871.31
Amalgamet                                                     7/1                  43,742.16
Sumitomo                                                      7/1                  43,750.00
Cleveland Cliffs                                              7/1                 376,495.83
Fleet Capital Corp - interest & fees                          7/1                 693,302.10 other
Koppers                                                       7/1                 817,349.40
Manchester Securities Corp                                    7/1                 302,083.20 other
W. K. Merriman                                                7/2                   1,036.56
Ohio State Tax                                                7/2                  98,554.06
Metallurgica                                                  7/2                  24,979.95
New Concepts                                                  7/2                  30,133.19
Vesuvius Americas                                             7/2                  65,778.43
Columbia Gas Transmission                                     7/2                  67,890.00
Accordia                                                      7/2                 109,460.01
PCS                                                           7/2                 561,308.12
Cleveland Cliffs                                              7/2                 650,973.45
Alliance Energy                                               7/2               2,079,152.66
Ohio State Tax                                                7/3                       6.68
Pennsylvania State Tax                                        7/3                  24,849.73
Noranda                                                       7/3                  10,727.68
Crowley Maritime                                              7/3                  36,200.00
Vesuvius Americas                                             7/3                  54,534.01
Swanson Group, LTD                                            7/3                  54,673.61
ESM                                                           7/3                 110,194.10
Mississippi Lime                                              7/3                 121,810.50
Herman Strauss                                                7/3                 150,206.54
US Steel                                                      7/3                 695,000.00
Cleveland Cliffs                                              7/3               1,091,398.59
Norfolk - Southern                                            7/3               1,128,061.82
W. K. Merriman                                                7/7                     993.89
Swanson Group, LTD                                            7/7                  25,409.22
Reliance Standard Life Ins                                    7/7                  26,643.60
Wabash Alloys                                                 7/7                  30,060.08
BSI Commodities                                               7/7                  52,055.17
Phoenixx International (Tin)                                  7/7                 100,198.94
Noranda                                                       7/7                 123,187.00
Vesuvius Americas                                             7/7                 202,967.77
Allegheny Power                                               7/7                 710,000.00
Herman Strauss                                                7/7                 862,727.47
US Steel                                                      7/7               1,180,000.00

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------

Detail of Cash/Check Disbursements:                                PAGE 43 OF 46
-----------------------------------

WIRES/ACH'S TO VENDORS/CREDITORS AND
------------------------------------
PAYROLL TAXES:
--------------
                         VENDOR                               DATE            AMOUNT
                         ------                               ----            ------
Pitney Bowes                                                  7/8                  15,000.00
JP Mascaro                                                    7/8                  17,302.74
Cleveland Cliffs                                              7/8                 149,158.00
Koppers                                                       7/8                 622,339.20
Blue Cross/Blue Shield                                        7/8               4,483,868.33
Pasminco                                                      7/9                  56,580.00
Cleveland Cliffs                                              7/9               1,121,370.95
Alliance Energy                                               7/9               1,846,609.29
Federal Payroll Tax                                           7/10              1,261,318.18
Crowley Maritime                                              7/10                 25,340.00
Eramet                                                        7/10                 30,626.30
Gap                                                           7/10                 30,777.05
Gottlieb, Inc.                                                7/10                 33,568.05
Swanson Group, LTD                                            7/10                 56,879.59
Accordia                                                      7/10                 88,075.02
New Concepts                                                  7/10                101,872.66
Mississippi Lime                                              7/10                121,810.50
Noranda                                                       7/10                168,202.04
Norfolk - Southern                                            7/10                774,005.26
Cleveland Cliffs                                              7/10                802,792.10
Mabco Steam Co., LLC                                          7/10              1,242,565.50
Federal Payroll Tax                                           7/11                     15.58
PCS                                                           7/11                  4,764.60
Noranda                                                       7/11                  4,925.76
American Waset Management                                     7/11                  9,007.00
BSI Commodities                                               7/11                  9,223.65
JP Mascaro                                                    7/11                 10,809.92
Affival                                                       7/11                 33,464.71
Amalgamet                                                     7/11                 43,726.32
Herman Strauss                                                7/11                479,563.04
US Steel                                                      7/11                595,000.00
Goldberg Kohn                                                 7/11                173,836.26 other
Qtrly Federal Excise Tax (22972)                              7/14                    490.92
Industrial Heat Transfer                                      7/14                 21,421.80
Equitable Energy                                              7/14                 24,360.00
New Concepts                                                  7/14                 31,104.00
Swanson Group, LTD                                            7/14                 41,311.08
BSI Commodities                                               7/14                 42,809.87
Vesuvius Americas                                             7/14                158,194.72
Allegheny Power                                               7/14                710,000.00
Cleveland Cliffs                                              7/14                793,904.20
Herman Strauss                                                7/14                862,264.09
US Steel                                                      7/14                930,000.00
Fleet - Bank Charges                                          7/15                  9,696.14
JP Mascaro                                                    7/15                 67,100.33

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 44 OF 46
-----------------------------------

WIRES/ACH'S TO VENDORS/CREDITORS AND
------------------------------------
PAYROLL TAXES:
--------------
                         VENDOR                               DATE            AMOUNT
                         ------                               ----            ------
Columbia Gas Transmission                                     7/15                 70,152.80
Cleveland Cliffs                                              7/15                148,390.20
PCS                                                           7/15                633,503.87
Koppers                                                       7/15                718,224.94
Ohio State Tax                                                7/16                 53,387.73
Phoenixx International (Tin)                                  7/16                102,986.18
Prudential Insurance                                          7/16                236,198.39
Cleveland Cliffs                                              7/16                689,874.18
Blue Cross/Blue Shield                                        7/16              1,527,747.49
Alliance Energy                                               7/16              2,847,467.35
Farrand Controls                                              7/17                  6,456.50
Eramet                                                        7/17                 15,492.51
BSI Commodities                                               7/17                 26,787.57
Crowley Maritime                                              7/17                 31,350.00
Gap                                                           7/17                 31,685.05
Amalgamet                                                     7/17                 44,103.42
Swanson Group, LTD                                            7/17                 62,028.82
Noranda                                                       7/17                133,007.16
Norfolk - Southern                                            7/17                755,170.51
Cleveland Cliffs                                              7/17                813,700.80
National Public Records                                       7/17                    135.00 other
Federal Payroll Tax                                           7/18              2,020,793.68
Pennsylvania State Tax                                        7/18                  8,032.97
Eramet                                                        7/18                 17,352.19
Accordia                                                      7/18                 32,783.32
Gottlieb, Inc.                                                7/18                 34,617.98
Pasminco                                                      7/18                 94,300.00
Herman Strauss                                                7/18                410,769.98
Cleveland Cliffs                                              7/18                716,867.90
Metallurgica                                                  7/21                 13,724.40
Eramet                                                        7/21                 15,529.11
Wabash Alloys                                                 7/21                 27,871.16
New Concepts                                                  7/21                 31,104.00
Minteq                                                        7/21                 47,630.00
Vesuvius Americas                                             7/21                 59,504.72
Seaway Marine Transport                                       7/21                229,131.45
Herman Strauss                                                7/21                665,134.95
Allegheny Power                                               7/21                710,000.00
Norfolk - Southern                                            7/21                784,952.60
Cleveland Cliffs                                              7/21                892,497.06
Exel                                                          7/22                  1,225.02
JP Mascaro                                                    7/22                 24,480.17
BSI Commodities                                               7/22                 25,033.77
Wabash Alloys                                                 7/22                 30,818.16
Swanson Group, LTD                                            7/22                 62,161.28

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------

Detail of Cash/Check Disbursements:                                PAGE 45 OF 46
-----------------------------------

WIRES/ACH'S TO VENDORS/CREDITORS AND
------------------------------------
PAYROLL TAXES:
--------------
                         VENDOR                               DATE            AMOUNT
                         ------                               ----            ------
ESM                                                           7/22                 63,923.85
Cleveland Cliffs                                              7/22                226,443.00
Koppers                                                       7/22                687,134.03
Alliance Energy                                               7/22                900,000.00
Ohio State Tax                                                7/23                 55,672.43
Eramet                                                        7/23                 15,580.98
Cleveland Cliffs                                              7/23                864,576.98
Alliance Energy                                               7/23              1,839,713.17
Federal Payroll Tax                                           7/24              1,460,143.43
W. K. Merriman                                                7/24                 10,054.64
Gap                                                           7/24                 30,631.15
Minteq                                                        7/24                 37,368.00
Blue Cross/Blue Shield                                        7/24                 43,381.80
Crowley Maritime                                              7/24                 45,980.00
United Concordia                                              7/24                 70,267.20
Phoenixx International (Tin)                                  7/24                 99,269.01
Noranda                                                       7/24                123,187.00
Vesuvius Americas                                             7/24                147,255.51
Accordia                                                      7/24                349,207.79
Cleveland Cliffs                                              7/24              1,126,159.98
Federal Payroll Tax                                           7/25                     45.38
Highmark Services Co.                                         7/25                  8,296.36
Noranda                                                       7/25                  9,872.80
American Bulk Commodities                                     7/25                 15,000.00
Procurement Specialty Group                                   7/25                 23,271.30
BSI Commodities                                               7/25                 29,138.95
Eramet                                                        7/25                 31,037.26
Swanson Group, LTD                                            7/25                 58,832.92
McGuire Woods                                                 7/25                 88,140.76
Pasminco                                                      7/25                 94,300.00
ESM                                                           7/25                101,740.91
Blue Cross/Blue Shield                                        7/25                898,907.15
Cleveland Cliffs                                              7/25              1,151,819.73
US Steel                                                      7/25              1,600,000.00
Less Pension transfer from Mellon                             7/28            (1,133,294.48)
Wabash Alloys                                                 7/28                 29,932.24
New Concepts                                                  7/28                 31,104.00
Amalgamet                                                     7/28                 44,435.07
Allegheny Power                                               7/28                750,716.53
Norfolk - Southern                                            7/28                904,302.14
US Steel                                                      7/28                930,000.00
Cleveland Cliffs                                              7/28                988,315.26
Metallurgica                                                  7/29                 24,826.05
JP Mascaro                                                    7/29                 25,908.47
New Concepts                                                  7/29                 30,954.01

DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03

                                EXHIBIT: MOR CD-1
                                -----------------


Detail of Cash/Check Disbursements:                                PAGE 46 OF 46
-----------------------------------

WIRES/ACH'S TO VENDORS/CREDITORS AND
------------------------------------
PAYROLL TAXES:
--------------
                         VENDOR                               DATE            AMOUNT
                         ------                               ----            ------
Minteq                                                        7/29                 61,510.00
Swanson Group, LTD                                            7/29                 67,609.74
ESM                                                           7/29                 84,526.54
Vesuvius Americas                                             7/29                143,083.70
PCS                                                           7/29                575,848.53
Koppers                                                       7/29                717,367.64
Cleveland Cliffs                                              7/29                932,256.58
Ohio State Tax                                                7/30                 63,686.34
Eramet                                                        7/30                 21,768.64
Wabash Alloys                                                 7/30                 29,283.52
Cleveland Cliffs                                              7/30              1,125,601.39
Alliance Energy                                               7/30              1,848,570.59
Ernst & Young Corporate Finance LLC                           7/30                405,636.32 other
Federal Payroll Tax                                           7/31                  3,240.73
W. K. Merriman                                                7/31                  4,203.09
Eramet                                                        7/31                 30,618.80
Gap                                                           7/31                 31,112.70
Accordia                                                      7/31                 74,888.16
Fleet Capital Corp - interest & fees                          7/31                  2,608.43 other
Noranda                                                       7/31                143,397.00
Cleveland Cliffs                                              7/31              1,236,209.28
                                                                       ----------------------
Total Disbursements to Vendors and Payroll Taxes                               71,371,785.25
                                                                       ======================


DEBTOR:  WEIRTON STEEL CORPORATION                    CASE NUMBER 5:03-BK-01802
                                                           PERIOD ENDED 7/31/03


                               EXHIBIT: MOR BT-A1
                               ------------------



                                                           BANK STATEMENTS